UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

INNOVIVA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

March 24, 2026
Dear Fellow Innoviva Stockholder:

I am pleased to invite you to attend Innoviva, Inc.’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on May 4, 2026 at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019. The Annual Meeting will begin promptly at 11:00 am, Eastern Time.

Your Board of Directors (the “Board of Directors”) is recommending a highly qualified, experienced and diverse slate of director nominees for election to the Board of Directors at the Annual Meeting. At the Annual Meeting, we will ask you to: (1) elect five directors; (2) cast a non-binding advisory vote to approve named executive officer compensation; (3) ratify the selection of Deloitte & Touche LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2026; (4) approve the 2026 Equity Incentive Plan; and (5) take action upon any other business as may properly come before the Annual Meeting.

The accompanying materials include the Notice of Annual Meeting of Stockholders and proxy statement (the “Proxy Statement”). The Proxy Statement describes the business that we will conduct at the Annual Meeting. It also provides information about us that you should consider when you vote your shares.

Also enclosed with these proxy materials is a proxy card and postage-paid return envelope. Proxy cards are being solicited on behalf of our Board of Directors.

Whether or not you will be able to attend the Annual Meeting, it is very important that your shares be represented. We urge you to read the accompanying Proxy Statement carefully and to use the enclosed proxy card to vote for the Board of Directors’ nominees, and in accordance with the Board of Directors’ recommendations on the other proposals, as soon as possible. You may vote your shares by signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided, whether or not you plan to attend the Annual Meeting. For your convenience, you may also vote your shares via the Internet or by a toll-free telephone number by following the instructions on the enclosed proxy card.

If your brokerage firm, bank, dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from the holder of record. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. We urge you to instruct your broker or other nominee, by following those instructions, to vote your shares on the proxy card.

Holders of shares as of the close of business on March 9, 2026, the record date for voting at the Annual Meeting, are urged to submit a proxy card, even if your shares were sold after such date.

If you have any questions regarding this information or the proxy materials, please visit our website at www.inva.com or contact our investor relations department at investor.relations@inva.com. If you have any questions or need assistance voting your shares, please call D.F. King & Co., Inc., which is assisting Innoviva, Inc., toll free at (877) 732-3613.

On behalf of your Board of Directors, thank you for your continued support and interest.

Very truly yours,
/s/ Pavel Raifeld
Pavel Raifeld
Chief Executive Officer

Innoviva, Inc.
1350 Old Bayshore Highway, Suite 400
Burlingame, California 94010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 4, 2026

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Innoviva, Inc., a Delaware corporation (the “Company”). The meeting will be held on Monday, May 4, 2026 at 11:00 a.m., Eastern Time, at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, for the following purposes:

Proposal 1: To elect five directors to serve for the ensuing year.

Proposal 2: To approve a non-binding advisory resolution regarding executive compensation.

Proposal 3: To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026.

Proposal 4: To approve the 2026 Equity Incentive Plan.

To conduct any other business properly brought before the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is March 9, 2026. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof.

YOUR VOTE IS VERY IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE REQUEST THAT YOU READ THE PROXY STATEMENT AND VOTE YOUR SHARES BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED OR BY VOTING VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS PROVIDED ON THE ENCLOSED PROXY CARD.

If you have any questions regarding this information or the proxy materials, please visit our website at www.inva.com or contact our investor relations department at investor.relations@inva.com.

By Order of the Board of Directors

Pavel Raifeld

/s/ Pavel Raifeld
Chief Executive Officer
Burlingame, California
March 24, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual
Meeting of Stockholders to be held on May 4, 2026:
The Proxy Statement is available at http://investor.inva.com/sec-filings.

Innoviva, Inc.
1350 Old Bayshore Highway, Suite 400
Burlingame, California 94010

PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement (the “Proxy Statement”) is furnished in connection with solicitation of proxies by our Board of Directors (the “Board of Directors”) for use at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Monday, May 4, 2026 at 11:00 a.m., Eastern Time, and any postponements or adjournments thereof. The Annual Meeting will be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019. As used in this Proxy Statement, the terms “Innoviva,” the “Company,” “we,” “us,” and “our” mean Innoviva, Inc. and its subsidiaries unless the context indicates otherwise.
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
Why am I receiving these materials?

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of Innoviva, Inc. is soliciting your proxy to vote at the Annual Meeting to be held on Monday, May 4, 2026 at 11:00 a.m., Eastern Time, and any postponements or adjournments thereof. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions on the enclosed proxy card to submit your proxy via telephone or on the Internet.

We intend to mail notice of this Proxy Statement and accompanying proxy card on or about March 24, 2026 to all stockholders of record entitled to vote at the Annual Meeting.

What is included in the proxy materials?

The proxy materials include:

•	This Proxy Statement for the Annual Meeting;

•	Our 2025 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2025; and

•	The proxy card.

Can I attend the Annual Meeting?
You are invited to attend the Annual Meeting if you were a stockholder of record or a beneficial owner as of March 9, 2026 (the “Record Date”). Admission will begin at 10:30 a.m., Eastern Time, on the date of the Annual Meeting, and you must present valid picture identification, such as a driver’s license or passport, and, if asked, provide proof of stock ownership as of the Record Date. The use of mobile phones, pagers, recording or photographic equipment, tablets and/or computers is not permitted at the Annual Meeting. The Annual Meeting will begin promptly at 11:00 a.m., Eastern Time.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 74,051,362 shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), outstanding. The holders of Common Stock have the right to one vote for each share they held as of the Record Date.

In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available at the place of the Annual Meeting on May 4, 2026 and will be accessible for ten days prior to the Annual Meeting at our place of business, 1350 Old Bayshore Highway, Suite 400, Burlingame, California 94010, between the hours of 9:00 a.m. and 5:00 p.m., Pacific time.
Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with our transfer agent, Computershare, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy via telephone or the Internet as instructed on your proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. If you do not provide instructions for voting the shares that you beneficially own, that organization cannot vote your shares on the election of directors (Proposal 1), on the non-binding advisory resolution regarding executive compensation (Proposal 2) or on the approval of the 2026 Equity Incentive Plan (Proposal 4). We encourage you to provide voting instructions to the brokerage firm, bank, dealer or other similar organization that is the record holder of your shares. A number of brokers and banks enable beneficial holders to give voting instructions via telephone or the Internet. Please refer to the voting instructions provided by your bank or broker. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you provide a valid proxy from your broker, bank or other custodian.

What does it mean if I receive more than one proxy card?

Many of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instructions forms for each of those accounts. If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please sign, date and return or otherwise submit your proxy with respect to each proxy card to ensure that all of your shares are voted.

What am I voting on?

The following chart sets forth the proposals scheduled for a vote at the Annual Meeting, our Board of Directors recommendation with respect to such proposals, the vote required for such proposals to be approved and whether broker discretionary voting is allowed on such proposals.
Proposal	Board Recommendation	Vote Required	Broker Discretionary Voting Allowed
Proposal 1: Elect five directors to serve until the 2027 Annual Meeting of Stockholders.	FOR	Majority Votes Cast	No

Proposal 2: Approval of a non-binding advisory resolution regarding executive compensation.	FOR	Majority Votes Cast	No

Proposal 3: Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026.	FOR	Majority Votes Cast	No

Proposal 4: Approval of the 2026 Equity Incentive Plan.	FOR	Majority Votes Cast	No

Majority Votes Cast means, with respect to Proposal 1, that the number of votes cast “FOR” a director’s election exceeds 50% of the votes cast with respect to that director’s election and, with respect to Proposals 2 – 4, that the proposal would be approved if it receives an affirmative majority of the votes cast. For this purpose, votes cast shall exclude abstentions and broker non-votes.
Broker Discretionary Voting occurs when a broker does not receive voting instructions from the beneficial owner and votes those shares in its discretion on any proposal on which it is permitted to vote.

In an uncontested election of directors, such as Proposal 1, our Bylaws mandate that directors be elected by a majority vote of votes cast, as described below under “ELECTION OF DIRECTORS - MAJORITY VOTING BYLAW.” In contested elections, our Bylaws mandate that directors be elected by a plurality vote. For purposes of our Bylaws, a contested election is any election of directors for which our Secretary determined that the number of nominees for director exceeds the number of directors to be elected as of the date seven days prior to the scheduled mailing date of the proxy statement for such meeting. Our Secretary has determined that the election at the Annual Meeting is an uncontested election. Accordingly, the provisions of our Bylaws relating to majority voting for directors in uncontested elections will be applicable to the Annual Meeting.

Pursuant to our Bylaws, written notice by stockholders of qualifying nominations for election to our Board of Directors must have been received by our Secretary by February 7, 2026. We did not receive any such nominations and no other nominations for election to our Board of Directors may be made by stockholders at the Annual Meeting.

If for some reason any of the Board of Directors’ nominees are unable to serve, or for good cause will not serve, if elected, the persons named as proxies may vote for a substitute nominee recommended by the Board of Directors and, unless you indicate otherwise on the proxy card, your shares will be voted in favor of the Board of Directors’ remaining nominees. As of the date of the Notice of Annual Meeting of Stockholders, we know of no reason why any of the Board of Directors’ nominees would be unable or for good cause unwilling to serve as a director if elected.

How do I vote?

With regard to the election of directors (Proposal 1), you may (i) vote “For” the five nominees to the Board of Directors, (ii) vote “Against” the election of one or more of the nominees and vote “For” the remaining nominees, (iii) vote “Against” all of the nominees or (iv) withhold your authority to vote for any nominee you specify. You may not vote your proxy “For” the election of any persons in addition to the five named nominees. For Proposals 2, 3, and 4, you may vote “For” or “Against” or abstain from voting. We do not have cumulative voting rights for the election of directors. The procedures for voting are explained below.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record as of the Record Date, you may vote by using the enclosed proxy card, vote by proxy on the Internet or by telephone, or vote in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage-paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote on the Internet, please follow the instructions provided on your proxy card.

•	To vote by telephone, please follow the instructions provided on your proxy card.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent as of the Record Date, you should have received instructions for granting proxies with these proxy materials from that organization rather than from us. A number of brokers and banks enable beneficial holders to give voting instructions via telephone or the Internet. Please refer to the voting instructions provided by your bank or broker. To vote in person at the Annual Meeting, you must provide a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you owned as of the Record Date.

What if I return a proxy card but do not make specific choices?

If you return a signed proxy card without marking any voting selections, your shares will be voted (1) “For” the election of each of the five nominees for director, (2) “For” approval of the non-binding advisory resolution regarding executive compensation, (3) “For” ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending on December 31, 2026, and (4) “For” the approval of the 2026 Equity Incentive Plan.

If you are not a record holder (i.e., your shares are held through a broker, bank, brokerage firm, dealer or other similar organization), your broker is required to vote such shares in accordance with the instructions you provide. If you do not give instructions to your broker, your broker will not be able to vote your shares with respect to the election of directors (Proposal 1), the non-binding advisory resolution regarding executive compensation (Proposal 2) or the approval of the 2026 Equity Incentive Plan (Proposal 4).

What happens if additional matters are presented at the Annual Meeting?

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the Annual Meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes, if any. Abstentions, which will be counted as shares present for purposes of determining a quorum, will not be considered in determining the results of the voting for any of the proposals on the agenda. Broker non-votes, if any, as described in the next paragraph, have no effect and will not be counted toward the vote total for any of the proposals on the agenda. Broker non-votes will be counted toward the quorum requirement.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules on which your broker may vote shares held in street name without your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Under current broker voting rules, any election of a member of the Board of Directors, whether contested or uncontested, is considered “non-discretionary” and therefore brokers are not permitted to vote your shares held in street name for the election of directors in the absence of instructions from you. Each of the proposals other than Proposal 3 are “non-discretionary” and therefore if you hold your shares through a broker, bank or other agent, your shares will not be voted on Proposals 1, 2 or 4 unless you provide voting instructions to the record holder.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of four ways:

•
You may change your vote using the Internet or telephone methods described above prior to the Annual Meeting, in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted.

•	You may submit another properly completed proxy card with a later date.

•	You may send a written notice that you are revoking your proxy to our investor relations department at investor.relations@inva.com.

•
You may attend the Annual Meeting and vote in person. If you are not a record holder of shares, you must provide a “legal” proxy from the record holder in order to vote your shares in person at the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of Common Stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole routine matter - Proposal 3 (to ratify the appointment of Deloitte & Touche LLP). Your broker will not have discretion to vote on the following “non-routine” matters absent direction from you: Proposal 1 (the election of directors), Proposal 2 (the advisory resolution regarding executive compensation) or Proposal 4 (the approval of the 2026 Equity Incentive Plan). Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if a majority of all shares outstanding on the Record Date, are represented at the Annual Meeting by stockholders present either in person or by proxy. On the Record Date, there were 74,051,362 shares of Common Stock outstanding and entitled to vote. Thus, 37,025,682 shares must be represented by stockholders present either in person at the Annual Meeting or by proxy to have a quorum. Your shares will be counted toward the quorum only if you submit a valid proxy vote or vote in person at the Annual Meeting. Abstentions and any broker non-votes will be counted toward the quorum requirement.
Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Innoviva or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published, if available, on a Current Report on Form 8-K that we expect to file with the SEC within four business days after the end of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to report preliminary results, and to file an amendment to such Form 8-K to report the final results within four business days after the final results are known to us.

Who will solicit and pay the cost of soliciting proxies for the Annual Meeting?

We will pay for the entire cost of soliciting proxies. We have engaged D.F. King & Co., Inc. to assist in the solicitation of proxies for the Annual Meeting at a cost that is not expected to exceed $25,000 plus reasonable out-of-pocket expenses. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. If you choose to access the proxy materials and/ or vote through the Internet, you are responsible for any Internet access charges you may incur.

What does it mean if multiple members of my household are stockholders but we only received one set of proxy materials in the mail?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice of Annual Meeting of Stockholders and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, stockholders should send their requests to our investor relations department at investor.relations@inva.com. Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.
When are stockholder proposals due for next year’s Annual Meeting?

If you wish to submit a proposal to be considered for inclusion in next year’s proxy materials or nominate a director, your proposal must be in proper form according to SEC Regulation 14A, Rule 14a-8 and be received by the Corporate Secretary of the Company on or before November 24, 2026. If you wish to submit a proposal to be presented at the 2027 annual meeting of stockholders but which will not be included in the Company’s proxy materials, your Solicitation Notice, as defined in our Bylaws, must be received by the Corporate Secretary of the Company at Innoviva, Inc., 1350 Old Bayshore Highway, Suite 400, Burlingame, California 94010, Attention: Corporate Secretary, no earlier than February 3, 2027, and no later than March 5, 2027. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Innoviva nominees must provide notice that sets forth the information required by Rule 14a-19 no later than March 5, 2027. You are advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. Innoviva’s current Bylaws may be found on the corporate governance subsection of the investor relations section of our corporate website at “www.inva.com.”
Who can help answer my questions?

If you are a shareholder and have any questions about attending the Annual Meeting or how to vote or direct a vote in respect of your shares, you may call D.F. King & Co., Inc, our proxy solicitor, by calling (877) 732-3613 (toll-free), or banks and brokers can call (646) 981-1287.

If you have any questions regarding the proxy materials, please visit our website at www.inva.com or contact our investor relations department at investor.relations@inva.com.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of five directors. The five nominees for election to the Board of Directors at the Annual Meeting, and their ages as of the Record Date, their positions and offices held with the Company and certain biographical information are set forth below. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

The Board of Directors unanimously recommends that you vote “FOR” all of the Board of Directors’ nominees.

Each director to be elected will hold office until the next annual meeting of stockholders, or until the director’s death, resignation or removal or until they are replaced. All of the nominees listed below are currently directors of the Company and their nomination has been recommended by the Nominating/Corporate Governance Committee and approved by the Board of Directors. It is our policy to encourage nominees for director to attend the Annual Meeting. All of our five directors serving as of our 2025 annual meeting attended the meeting.

All of the nominees named in this Proxy Statement have been nominated by our Board of Directors to be elected by holders of our Common Stock and each person nominated for election has agreed to serve if elected. We are not aware of any reason why any nominee would be unable to serve as a director. If a nominee for election is unable to serve, the shares represented by all valid proxies will be voted for the election of any other person that our Board of Directors may nominate as a substitute.

NOMINEES
Name	Age	Positions and Offices Held With the Company
Mark A. DiPaolo, Esq.	55	Director
Jules Haimovitz	75	Director
Sarah J. Schlesinger, M.D.	66	Director
Derek A. Small	50	Director
Pavel Raifeld	42	Director &
		Chief Executive Officer

We have determined that each of these director nominees (“nominated Director”) possesses the requisite communication skills, personal integrity, business judgment, ability to make independent analytical inquiries, and willingness to devote adequate time and effort necessary to serve as an effective member of the Board of Directors. Other specific experiences, qualifications, attributes or skills of nominees that contributed to our conclusion that the nominees should serve as directors are noted below.

Nominated Directors

Mark A. DiPaolo, Esq. has served as a member of our Board of Directors since February 2018 and as Chairperson of the Board of Directors since May 2023. Mr. DiPaolo is a member of the Compensation Committee of the Board of Directors (the “Compensation Committee”), a member of the Audit Committee of the Board of Directors (the “Audit Committee”) and a member of the Nominating/Corporate Governance Committee of the Board of Directors (“the Nominating/Corporate Governance Committee”). Mr. DiPaolo previously served as a member of the board of directors of Amarin Corporation plc, a publicly traded healthcare company, and currently serves as a member of the board of directors of OneIM Acquisition Corp., a blank check company, since December 2025. From May 2013 to May 2025, Mr. DiPaolo was a Senior Partner and the General Counsel of Sarissa Capital Management LP, a registered investment advisor. From 2005 to 2013, Mr. DiPaolo served as a senior member of Icahn Capital’s investment team. Prior to working with Icahn Capital, Mr. DiPaolo was an M&A attorney with Willkie Farr & Gallagher LLP. From August 2017 to September 2018, Mr. DiPaolo had been a member of the board of directors of Novelion Therapeutics, Inc., a publicly traded biopharmaceutical company. Mr. DiPaolo received his B.A. degree from Fordham University and his J.D. degree from Georgetown University. Mr. DiPaolo’s substantial experience in operations, transactions, law and corporate governance and knowledge of our field contributed to our conclusion that he should serve as a director.

Jules Haimovitz has served as a member of our Board of Directors since February 2018. He is currently the chair of the Audit Committee, a member of the Compensation Committee and a member of the Nominating/Corporate Governance Committee. Mr. Haimovitz is currently President of Haimovitz Consulting, Inc. and on the board of directors of Armata Pharmaceuticals, Inc., where he previously served in the role as chairman until March 2023 and a member of its compensation committee. He previously served as a member of the board of directors of Ariad Pharmaceuticals, where he was also a member of the audit committee; Dial Global, Inc., where he was also member of the audit committee; and Imclone Pharmaceuticals, where he served as chairperson of the audit committee. Mr. Haimovitz has also served as Chief Executive Officer or Chief Operating Officer of the following companies: Spelling Entertainment, Inc., King World Productions and VJN, Inc. Mr. Haimovitz holds a B.S. (1971) and M.A. (1974) degree in Mathematics from Brooklyn College. Mr. Haimovitz has demonstrated leadership in his field, and his knowledge of financial and financing matters and his prior board service contributed to our conclusion that he should serve as a director.

Sarah J. Schlesinger, M.D. has served as a member of our Board of Directors since February 2018. She is currently Chair of Nominating/Corporate Governance Committee, a member of the Compensation Committee and a member of the Audit Committee. Dr. Schlesinger is an Associate Professor of Clinical Investigation at Rockefeller University and Senior Attending Physician at Rockefeller University Hospital. Dr. Schlesinger led the Dendritic Cell section of the Division of Retrovirology at the Walter Reed Army Institute of Research and was also a member of the Division of Infectious and Parasitic Disease Pathology at the Armed Forces Institute of Pathology from 1994 to 2002. In 2002, Dr. Schlesinger rejoined Rockefeller University and began working with the International AIDS Vaccine Initiative as a Scientist in Vaccine Research and Design. Dr. Schlesinger has been a member of Rockefeller University Hospital’s Institutional Review Board (“IRB”) (Ethics Committee) since 2003 and previously served as IRB’s vice-chairperson. In 2017 she assumed the position of chairperson of the IRB. She is currently the director of the education and training programs at Rockefeller University Center for Clinical and Translational Science and serves on the Medical Staff Executive Committee of Rockefeller University Hospital. Dr. Schlesinger currently serves on the board of directors at Armata Pharmaceuticals, Inc. and as the chairman of its nominating/corporate governance committee and as a member of its compensation committee and also serves on the board of two non-profits: The Albert Einstein College of Medicine and The Hastings Center, the pre-eminent center for the study of bioethics. Dr. Schlesinger served as an independent corporate director of Ariad Pharmaceuticals from 2013 until its sale to Takeda Pharmaceutical Company Limited in 2017. Dr. Schlesinger has a B.A. degree from Wellesley College and a M.D. from Rush Medical College in Chicago, Illinois. Dr. Schlesinger has demonstrated leadership in her field and her substantial knowledge of our industry contributed to our conclusion that she should serve as a director.

Derek A. Small has served as a member of our Board of Directors since April 2024. Mr. Small is currently the Chair of the Compensation Committee, a member of the Audit Committee and a member of the Nominating/Corporate Governance Committee. He is a Managing Director at Luson Bioventures, a biopharmaceutical venture creation firm, which he founded in 2007. Mr. Small has served as chief executive officer or chairman of seven of Luson Bioventures’s new ventures, and he is currently co-founder, chairman, and chief executive officer of Monument Biosciences, and co-founder, chief executive officer and a member of the board of directors of Syndeio Biosciences, Inc. (formerly known as Gate Neurosciences, Inc.); both are privately held portfolio venture creations of Luson Bioventures. Previously, Mr. Small co-founded an infectious disease and GI focused company called Assembly Biosciences (Nasdaq: ASMB), serving as president and chief executive officer through 2019, and continued on the board of directors of Assembly Biosciences until 2020. During this time, Mr. Small also served as founder and chief executive officer of Assembly China, which developed and commercialized Assembly China’s novel Hepatitis B therapies in Asia. From 2008 to 2014, Mr. Small served as a founding director, president and chief executive officer of Naurex, Inc., a privately held company developing novel therapies for central nervous system and psychiatry disorders. In 2014, Naurex’s clinical assets were acquired by Allergan. Naurex Inc.’s preclinical programs formed the basis for a spinout company, Aptinyx, Inc. (Nasdaq: APTX). From 2008 to 2012, Mr. Small served as a founding director, president and chief executive officer of privately held biotechnology company Coferon, Inc., which is developing a novel self-assembling chemistry platform with transformative potential. Mr. Small currently serves on the board of directors for Biocrossroads, a non-profit life sciences organization, and other private companies, and serves as an advisor to multiple academic institutions. Mr. Small received a B.S. degree in business from Franklin College and studied global business at Harlaxton College in England. Mr. Small has demonstrated leadership in his field, his knowledge of our industry and experience in our industry contributed to our conclusion that he should serve as a director.

Pavel Raifeld, CFA, was appointed to the position of Chief Executive Officer of the Company in 2020 and has served as a member of the Company’s Board of Directors since May 2025. Prior to his appointment, Mr. Raifeld served on the investment team at Sarissa Capital Management LP, an investment management firm focused on improving strategies of companies to enhance shareholder value. Earlier, he was a senior member of the healthcare investment banking team at Credit Suisse Securities (USA) LLC. Previously, Mr. Raifeld worked as a consultant, primarily specializing in advising biopharmaceutical companies, at McKinsey & Company, Inc. and The Boston Consulting Group Ltd. Mr. Raifeld earned an A.B. degree from Harvard University and an MBA degree from Columbia University. Mr. Raifeld has demonstrated leadership in his field, and his knowledge of financial and financing matters contributed to our conclusion that he should serve as a director.

Required Vote for Proposal 1

The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the election of each of the director nominees. You may vote “FOR” or “AGAINST” on each of the nominees for election as director. Shares represented by signed proxy cards will be voted on Proposal 1 “FOR” the election of Messrs. DiPaolo, Small, Raifeld, Haimovitz and Dr. Schlesinger to the Board of Directors at the Annual Meeting, unless otherwise marked on the card. Pursuant to our Amended and Restated Bylaws, a majority of votes cast means that the number of votes cast “FOR” a director’s election must exceed fifty percent (50%) of the number of votes cast with respect to that director’s election. For this purpose, votes cast shall exclude abstentions and broker non-votes. A broker non-vote with respect to the election of a director will not be voted with respect to such director, although it will be counted for purposes of determining whether there is a quorum.

Pursuant to our Corporate Governance Guidelines, as amended, each of Messrs. DiPaolo, Small, Haimovitz, Raifeld and Dr. Schlesinger have tendered an irrevocable, conditional resignation that will be effective only upon both (i) the failure of such director to receive the required vote at the Annual Meeting for reelection and (ii) our Board of Directors’ acceptance of such resignation. If any of the director nominees fail to receive the required vote for reelection, the Nominating/Corporate Governance Committee will act on an expedited basis to determine whether to accept such director’s resignation, and it will submit its recommendation for prompt consideration by our Board of Directors. The Nominating/Corporate Governance Committee and the Board of Directors may consider any factors they deem relevant in deciding whether to accept a director’s resignation. See “Election of Directors - Majority Voting Bylaw” below for more information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” EACH OF THE COMPANY’S NOMINEES.

INDEPENDENCE OF THE BOARD OF DIRECTORS

As required under the listing standards of The Nasdaq Global Market (“Nasdaq”), a majority of the members of a Nasdaq-listed company’s board of directors must qualify as “independent,” as affirmatively determined by its board of directors. Our Board of Directors consults with counsel to ensure that the Board of Directors’ determinations are consistent with all relevant laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Management and counsel have reviewed the directors’ responses to a questionnaire asking about their transactions, relationships and arrangements with the Company (and those of their immediate family members) and other potential conflicts of interest. Other than as set forth in this Proxy Statement, these questionnaires did not disclose any transactions, relationships or arrangements that question the independence of our directors. After reviewing this information, our Board of Directors affirmatively determined that each of Messrs. DiPaolo, Haimovitz and Small and Dr. Schlesinger are independent directors within the meaning of the applicable Nasdaq listing standards.

ELECTION OF DIRECTORS - MAJORITY VOTING BYLAW

Our Bylaws contain a majority voting standard in uncontested elections of directors. The majority voting standard provides that a director shall be elected to the Board of Directors by the vote of the majority of the votes cast at any meeting for the election of directors at which a quorum is present. Under such a “majority voting standard,” the number of votes cast “For” the election of a nominee must exceed fifty percent (50%) of the number of votes cast with respect to that nominee’s election. Under a majority voting standard, abstentions and broker non-votes would not be counted as votes cast either “For” or “Against” a director’s election and will thus have no effect in determining whether the requisite vote had been obtained. However, in the event of a contested election of directors, directors shall be elected by the vote of a plurality of the votes cast at any meeting held for the election of directors at which a quorum is present. A contested election means any election of directors for which the Secretary of the Company determined that the number of nominees for director exceeds the number of directors to be elected as of the date seven days prior to the scheduled mailing date of the proxy statement for such meeting. In a contested election, stockholders shall not be permitted to vote against any nominee.

Pursuant to our Corporate Governance Guidelines, as amended, the Board of Directors shall nominate for election or reelection as director only candidates who have tendered, in advance of such nomination, an irrevocable, conditional resignation that will be effective only upon both (i) the failure to receive the required vote at the next stockholders’ meeting at which such person faces reelection and (ii) the Board of Directors’ acceptance of such resignation. In addition, the Board of Directors shall fill director vacancies and new directorships only with candidates who agree to tender, promptly following their appointment to the Board of Directors, the same form of resignation tendered by other directors in accordance with our Corporate Governance Guidelines, as amended.

Under the Corporate Governance Guidelines, as amended, if an incumbent director fails to receive the required vote for reelection, the Nominating/Corporate Governance Committee will act on an expedited basis to determine whether to recommend that the Board of Directors accept such director’s irrevocable, conditional resignation, and the Nominating/Corporate Governance Committee shall submit such recommendation for prompt consideration by the Board of Directors. The Board of Directors shall decide whether to accept such resignation and shall promptly disclose and explain its decision in a Current Report on Form 8-K (or successor form) filed with the SEC within ninety (90) days after the date the results of the relevant election are certified by the inspector of elections. An incumbent director whose resignation is under consideration shall abstain from participating in the Nominating/Corporate Governance Committee’s deliberations and recommendation regarding such resignation as well as the Board of Directors’ deliberations and its decision regarding such resignation. The Nominating/Corporate Governance Committee may consider any factors it deems relevant in deciding whether to recommend that the Board of Directors accept a director’s resignation. In deciding whether to accept a director’s resignation, the Board of Directors shall consider the recommendation of the Nominating/ Corporate Governance Committee, the factors considered by the Nominating/Corporate Governance Committee and any additional information and factors that the Board of Directors believes to be relevant. If the incumbent director’s resignation is not accepted by the Board of Directors, he or she shall continue to serve until his or her successor is elected and qualified, or until sooner displaced. If the Board of Directors accepts such an incumbent director’s resignation or if a nominee who failed to receive the required vote is not an incumbent director, the Board of Directors may fill the resulting vacancy or decrease the size of the Board of Directors in accordance with the Company’s Bylaws.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

As required under Nasdaq listing standards, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. The Chairperson of the Board of Directors typically presides over these executive sessions. The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating/Corporate Governance Committee. The following table provides membership for and meeting information for each of the Board of Directors’ committees during 2025:

Director	Audit	Compensation	Nominating/ Corporate Governance
Mark A. DiPaolo, Esq.	X	X	X
Jules Haimovitz	X	X	X
Sarah J. Schlesinger, M.D.	X	X	X
Derek A. Small	X	X	X
Pavel Raifeld
Sapna Srivastava, Ph.D.*		X
Odysseas D. Kostas, M.D.*
Total meetings in fiscal year 2025	4	5	4

* Drs. Kostas and Srivastava were not on the slate for reelection at the 2025 Annual Shareholder Meeting.

The following table provides membership information for each of the Board of Directors’ committees as of the Record Date:

Director	Audit		Compensation		Nominating/ Corporate Governance
Mark A. DiPaolo, Esq.	X		X		X
Jules Haimovitz	X	*	X		X
Sarah J. Schlesinger, M.D.	X		X		X	*
Derek A. Small	X		X	*	X
Pavel Raifeld

* Current Committee Chairperson

Below is a description of each committee of the Board of Directors. The Board of Directors has determined that each member of the Audit Committee, the Compensation Committee, and the Nominating/Corporate Governance Committee meets the applicable rules and regulations regarding “independence” and that each such member is free of any relationship that would interfere with his individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee oversees our accounting practices, systems of internal controls, enterprise risk management and financial reporting processes. For this purpose, the Audit Committee performs several functions. The Audit Committee determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves all audit and permissible non-audit services provided by our independent auditors; confers with management and the independent auditors regarding the effectiveness of internal controls, financial reporting processes and disclosure controls; reviews our overall enterprise risk management framework, consults with management and the independent auditors regarding our policies governing financial risk management; reviews and discusses reports from the independent auditors on critical accounting policies used by us; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews and approves related-person transactions in accordance with our policies and procedures with respect to related-person transactions and applicable Nasdaq rules; reviews the financial statements to be included in our Annual Report on Form 10-K; and discusses with management and the independent auditors the results of the annual audit and the results of quarterly reviews and any significant changes in our accounting principles. In addition, following the execution of our strategic transaction with Sarissa Capital Management LP (“Sarissa Capital”) in December 2020, the Audit Committee assumed the responsibility to manage, on behalf of the Board of Directors, the relationship with Sarissa Capital. This includes the responsibility to make all decisions, and take all actions, under our agreements with Sarissa Capital. Our Audit Committee charter can be found on the corporate governance section of our corporate website at www.inva.com. The current members of the Audit Committee are Jules Haimovitz (Chairperson), Mark A. DiPaolo, Esq., Sarah J. Schlesinger, MD, and Derek A. Small. The Audit Committee met 4 times during 2025. Prior to or promptly following the Annual Meeting, we expect the Board of Directors to appoint directors to the Audit Committee following the expiration of the current Audit Committee members’ terms.

The Board of Directors annually reviews the Nasdaq listing standards definition of independence for Audit Committee members and has determined that all current and prospective members of our Audit Committee are independent (as independence is currently defined in the Nasdaq listing standards). The Board of Directors has determined that Jules Haimovitz is an audit committee financial expert as defined by Item 407(d) of Regulation S-K. The Board of Directors made a qualitative assessment of Mr. Haimovitz’s level of knowledge and experience based on a number of factors, including his educational and professional backgrounds and experiences.
Compensation Committee

The Compensation Committee reviews and approves our overall compensation strategy and policies. Specifically, the Compensation Committee reviews and approves corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management; reviews and approves the compensation and other terms of employment of our principal executive officer and other executive officers; approves the individual bonus programs in effect for the principal executive officer, other executive officers and key employees for each fiscal year; recommends to the Board of Directors the compensation of the directors; recommends to the Board of Directors the adoption or amendment of equity and cash incentive plans and approves the adoption of and amendments to these plans; grants stock options and other equity awards; administers our equity incentive plans and similar programs; monitors application of stock ownership guidelines; and administers, concurrently with the Board of Directors, the executive officer recoupment policy. A more detailed description of the Compensation Committee’s functions can be found in the Compensation Committee’s charter, which is published in the corporate governance section of our website at www.inva.com. The current members of the Compensation Committee are Derek A. Small (Chairperson), Mark A. DiPaolo, Esq., Jules Haimovitz and Sarah J. Schlesinger, M.D. All current members of the Compensation Committee are independent (as independence is defined for board members in the Nasdaq listing standards and as independence is defined for compensation committee members in the Nasdaq listing standards). Prior to or promptly following the Annual Meeting, we expect the Board of Directors to appoint directors to the Compensation Committee following the expiration of the current Compensation Committee members’ terms.

The Compensation Committee met 5 times during 2025. Our Chief Executive Officer does not participate in the determination of his own compensation or the compensation of directors. However, he may make recommendations to the Compensation Committee regarding the amount and form of the compensation of the other executive officers and key employees and may participate in the Compensation Committee deliberations about their compensation. No other executive officers participate in the determination of the amount or form of the compensation of executive officers or directors.
Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board of Directors), evaluating and making recommendations to the Board of Directors concerning stockholder nominees for election as directors, reviewing and evaluating incumbent directors, recommending to the Board of Directors for selection candidates for election to the Board of Directors, making recommendations to the Board of Directors regarding the membership of the committees of the Board of Directors, assessing the performance of the Board of Directors and advising the Board of Directors on corporate governance principles for the Company. Our Nominating/ Corporate Governance Committee charter can be found on the corporate governance section of our corporate website at www.inva.com. The current members of the Nominating/Corporate Governance Committee are Sarah J. Schlesinger, M.D. (Chairperson), Mark A. DiPaolo, Esq., Jules Haimovitz, and Derek A. Small. Prior to or promptly following the Annual Meeting, we expect the Board of Directors to appoint directors to the Nominating/Corporate Governance Committee following the expiration of the current Nominating/Corporate Governance Committee members’ terms. All current members of the Nominating/Corporate Governance Committee are independent (as independence is currently defined in the Nasdaq listing standards). The Nominating/Corporate Governance Committee met 4 times during 2025.

Our Nominating/Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements and having the highest personal integrity and ethics. The Nominating/Corporate Governance Committee also considers such factors as having relevant expertise upon which to be able to offer advice and guidance to management, sufficient time to devote to our affairs, demonstrated excellence in his or her field, the ability to exercise sound business judgment and the commitment to rigorously represent the long-term interests of our stockholders. However, the Nominating/Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of our stockholders. In the case of incumbent directors, our Nominating/Corporate Governance Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating/Corporate Governance Committee also determines whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating/Corporate Governance Committee uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating/Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating/Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.

The Nominating/Corporate Governance Committee will consider director candidates recommended by stockholders and evaluate them using the same criteria as candidates identified by the Board of Directors or the Nominating/Corporate Governance Committee for consideration. If a stockholder of the Company wishes to recommend a director candidate for consideration by the Nominating/Corporate Governance Committee, the stockholder recommendation should be delivered to the Corporate Secretary of the Company at the principal executive offices of the Company and must include information regarding the candidate and the stockholder making the recommendation as required by the Stockholder - Director Communications Policy. Our Stockholder - Director Communications Policy can be found in the corporate governance section of our website at www.inva.com.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Each of Mark A. DiPaolo, Esq., Derek A. Small, Jules Haimovitz, Sarah J. Schlesinger, M.D, and Sapna Srivastava, Ph.D. served on the Compensation Committee during 2025. None of the members of the Compensation Committee in 2025 were, at any time during that fiscal year (or at any other time), an officer or employee of the Company. None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or our Compensation Committee, except as disclosed in the Certain Relationships and Related Persons Transactions section of this Proxy Statement.

BOARD LEADERSHIP STRUCTURE

Mr. Mark A. DiPaolo has served as a member of our Board of Directors since February 2018 and Chairperson of the Board of Directors since May 2023. The Board Chairperson serves as chairperson for meetings of the Board of Directors and coordinates the activities of the Board of Directors, including coordinating an appropriate schedule of Board of Directors and committee meetings, developing agendas for meetings of the Board of Directors, coordinating on the quality, quantity and timeliness of information submitted by management to directors, discussing the results of the Chief Executive Officer’s performance evaluation with the Chairperson of the Compensation Committee and coordinating with the Corporate Secretary responses to questions and/or concerns from stockholders, employees or other interested parties.

The roles of Chairperson and Chief Executive Officer remain separate, which we believe allows our Chief Executive Officer to focus on the day-to-day operations of the business, while further enabling the Chairperson of the Board of Directors to lead the Board of Directors in its fundamental role of providing advice to, and independent oversight of, management. Our Board of Directors recognizes the time, effort and energy that our Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chairperson of the Board of Directors, particularly as our business initiatives have expanded and the Board of Directors’ oversight responsibilities continue to grow. We believe that having separate positions and having a non-employee director serve as Chairperson of the Board of Directors is the appropriate leadership structure for our Company at this time and demonstrates our commitment to good corporate governance.

LEAD INDEPENDENT DIRECTOR

Whenever the Chairperson is not an independent director, the Board of Directors may determine to designate a Lead Independent Director. Dr. Sarah J. Schlesinger served as Lead Independent Director from May 2023 to May 2025, at which point Mark A. DiPaolo was deemed to be independent. The Lead Independent Director’s responsibilities included presiding at all meetings of the Board of Director at which the Chairperson of the Board of Director is not present, including executive sessions of non-employee directors and independent directors, consulting with the Chairperson of the Board of Director regarding agendas for all meetings of the Board of Director as well as contributing to and approving them, monitoring and coordinating with management on corporate governance issues and developments, serving as a liaison between the Chairperson of the Board and the independent directors, and if requested by major shareholders, being available for consultation and direct communication. In addition, the Lead Independent Director had the authority to call meetings of the independent directors.
MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors met 4 times during 2025. Each director attended 75% or more of the aggregate of the meetings of the Board of Directors and of the committees on which he or she served, held during the period for which such member was a director or committee member.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders interested in communicating with the Board of Directors or a particular director should send correspondence to Innoviva, Inc. at 1350 Old Bayshore Highway, Suite 400, Burlingame, California 94010, Attention: Corporate Secretary. Each communication should set forth (i) the name and address of the stockholder as it appears on the Company’s books and, if the Common Stock is held by a brokerage firm or other intermediary, the name and address of the beneficial owner of the Common Stock and (ii) the number of shares of the Company’s Common Stock that are owned of record by the record holder and beneficially by the beneficial owner. Pursuant to our stockholder-director communications policy, the Corporate Secretary has been instructed, in his/her discretion, to screen out communications from stockholders that are not related to the duties and responsibilities of the Board of Directors. If deemed an appropriate communication, the Corporate Secretary will forward such communication, depending on the subject matter, to the chairperson of a committee of the Board of Directors or a particular director, as appropriate.

CODE OF BUSINESS CONDUCT

The Company has adopted the Innoviva, Inc. Code of Business Conduct that applies to all directors, officers and employees. The Code of Business Conduct, as amended and restated on January 24, 2023, is available on the corporate governance section of our website at www.inva.com. If the Company makes any substantive amendments to the Code of Business Conduct or grants any waiver from a provision of the Code of Business Conduct to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver as required by applicable law.

DIRECTOR COMPENSATION

Our non-employee directors receive both cash and equity compensation for services provided as a director. Equity compensation is structured as periodic grants under a program implemented under our 2012 Equity Incentive Plan (“2012 Incentive Plan”), which are non-discretionary.

During 2025, the Compensation Committee retained Meridian Compensation Partners LLC (“Meridian”), a compensation consulting firm, as its independent compensation consultants to provide analyses and recommendations with respect to our director compensation programs. The Compensation Committee considered their recommendations in setting 2025 director compensation and discussed the final director compensation arrangements to ensure that the package was in-line with market norms and consistent with our overall compensation philosophy. For additional information regarding the Compensation Committee’s engagement of Meridian, please see the section titled “Compensation Discussion and Analysis”.

Cash Compensation. Each member of our Board of Directors who is not an employee was paid the following retainers for Board of Directors and committee service in 2025:

•	$50,000 annual retainer for service as a member of our Board of Directors;

•
an additional $50,000 annual retainer for service as the Chairperson of our Board of Directors, however, considering the role of the Lead Independent Director and in consultation with our Compensation Committee and Meridian, from January 1, 2025 through the 2025 Annual Meeting, our Board of Directors modified the $50,000 annual retainer, for service as the Chairperson of our Board of Directors to $25,000 and allocated the remaining annual retainer of $25,000 for service as the Lead Independent Director of our Board of Directors;

•	$10,000 annual retainer for service as a member of our Audit Committee;

•	an additional $35,000 annual retainer for service as the chairperson of our Audit Committee;

•	$10,000 annual retainer for service as a member of our Compensation Committee;

•	an additional $25,000 annual retainer for service as the chairperson of our Compensation Committee;

•	$5,000 annual retainer for service as a member of our Nominating/Corporate Governance Committee;

•	an additional $15,000 annual retainer for service as the chairperson of our Nominating/Corporate Governance Committee; and

•
a quarterly retainer of up to $10,000 (per board) for service as a member of the Board of Directors and committee(s) of one or more of the Company’s direct or indirect affiliates or portfolio companies (the “Portfolio Retainer”). The actual amount of the Portfolio Retainer for each board will be based on whether and to what extent the director is undercompensated for such service.

The members of our Board of Directors are also eligible for reimbursement for their expenses incurred in attending Board of Directors’ meetings and other Company business matters in accordance with Company policy.
Equity Compensation. Our non-employee directors receive the following initial equity awards upon joining our Board of Directors and annual equity awards in connection with each annual meeting of stockholders:

•
Annual Equity Awards - Upon the conclusion of each regular annual meeting of stockholders, each non-employee director who continues to serve as a member of the Board of Directors is automatically granted (i) a restricted stock unit (“RSU”) award covering a number of shares of our Common Stock equal to $225,000 divided by the closing price of a share of our Common Stock on the date of grant, rounded down to the nearest whole share and (ii) an option to purchase 10,000 shares of our Common Stock with a per-share exercise price equal to the closing price of a share of our Common

Stock on the date of grant. Each annual RSU and option award vests on the sooner of the next annual stockholder meeting or the one year anniversary of the date of grant, subject to the director’s continuous service through such date.

•
Initial Equity Awards - On the date of joining our Board of Directors, each new non-employee director is automatically granted a one-time initial RSU award covering a number of shares of our Common Stock equal to $125,000 divided by the closing price of a share of our Common Stock on the date of grant, rounded down to the nearest whole share. This initial RSU award vests in two equal annual installments over the director’s first two years of service. In addition, the new non-employee director also receives the annual equity award described above (if joining on the date of our annual meeting of stockholders) or a pro-rated annual equity award (if joining on any other date) that vests on the sooner of the next annual stockholder meeting or the one-year anniversary of the date of grant. The size of each pro-rated annual equity award is based on the number of whole months remaining until the anniversary of the prior year’s stockholders’ meeting.

All RSU and nonstatutory stock option awards granted to our non-employee directors pursuant to the grant program will vest in full if the Company is subject to a change in control, or the director dies or becomes disabled while in service, and the RSU awards will be settled in shares of our Common Stock on the vesting date. Additionally, all RSU awards granted to our non-employee directors pursuant to the grant program carry dividend equivalent rights to be credited with an amount equal to all cash dividends paid on the underlying shares of our Common Stock while unvested, which are paid in cash upon vesting.

2025 Director Compensation Table

The following table sets forth all of the compensation awarded to, earned by, or paid to each person who served as a director during 2025.

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Total
Name	($)(1)	($)(2)	($)(3)	($)
Odysseas D. Kostas, M.D.(4)	19,231	-	-	19,231
Mark A. DiPaolo(5)	105,838	224,995	72,241	403,074
Jules Haimovitz	150,000	224,995	72,241	447,236
Sarah J. Schlesinger, M.D.	99,615	224,995	72,241	396,851
Sapna Srivastava, Ph.D(6)	32,692	-	-	32,692
Derek A. Small	86,634	224,995	72,241	383,870
Pavel Raifeld(7)	-	-	-	-

(1)	Includes the annual retainers earned or paid to each director.

(2)
The amounts in this column represent the aggregate grant date fair value of stock awards granted to the director during 2025 computed in accordance with FASB ASC Topic 718. See Note 10 of the notes to our consolidated financial statements in our Annual Report on Form 10-K filed with the SEC on February 25, 2026, for a discussion of all assumptions made by the Company in determining the grant date fair value of our equity awards. For each director, excluding Mr. Kostas and Ms. Srivastava, the amount includes the grant date fair value of an RSU award with respect to 12,077 shares of our Common Stock granted on May 19, 2025. The aggregate number of shares of our Common Stock subject to unvested RSU awards as of December 31, 2025 for each director who served as of December 31, 2025 was: 12,077 shares for Mr. DiPaolo, 12,077 shares for Mr. Haimovitz, 12,077 shares for Dr. Schlesinger, and 16,098 shares for Mr. Small.

(3)
The amounts in this column represent the aggregate grant date fair value of option awards granted to the director during 2025 computed in accordance with FASB ASC Topic 718. See Note 10 of the notes to our consolidated financial statements in our Annual Report on Form 10-K filed with the SEC on February 25, 2026, for a discussion of all assumptions made by the Company in determining the grant date fair value of our equity awards. For each director, excluding Mr. Kostas and Ms. Srivastava, the amount includes the grant date fair value of an option to purchase 10,000 shares of our Common Stock granted on May 19, 2025. The aggregate number of shares of our Common Stock subject to outstanding and unexercised option awards (whether vested or unvested) as of December 31, 2025 for each director who served as of December 31, 2025 was: 40,000 shares for Mr. DiPaolo, 40,000 shares for Mr. Haimovitz, 40,000 shares for Dr. Schlesinger, and 20,833 shares for Mr. Small.

(4)
Mr. Kostas served as director until the Annual Meeting of Stockholders held on May 19, 2025. His cash compensation for the fiscal year ending December 31, 2025 was pro-rated to reflect the portion of the year he served on the board. His cash compensation was paid to Sarissa Capital.

(5)	Cash compensation paid to Sarissa Capital up until May 19, 2025.
(6)
Dr. Srivastava served as director until the Annual Meeting of Stockholders held on May 19, 2025. Her cash compensation for the fiscal year ending December 31, 2025 was pro-rated to reflect the portion of the year she served on the board.

(7)	Mr. Raifeld does not receive compensation for his role as director as he is the Company’s Chief Executive Officer.

NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP GUIDELINES

The Board of Directors has adopted stock ownership guidelines for non-employee directors. Pursuant to these guidelines, beginning after five years of service, non-employee directors are expected to hold shares of our Common Stock (including RSUs, whether or not vested) with a value equal to at least ten times their annual base cash retainer. Messrs. DiPaolo and Haimovitz, and Dr. Schlesinger are in compliance with the guideline. As Mr. Small has not served on the Board of Directors for five years, he is not required to meet the share ownership thresholds under the guideline.

INSIDER TRADING POLICY

We have adopted an insider trading policy (the “Insider Trading Policy”) governing the purchase, sale and other dispositions of the Company’s securities that applies to all Company personnel, including directors, officers, employees, and other covered persons. Pursuant to our Insider Trading Policy, hedging or monetization transactions, such as zero-cost collars, forward sale contracts and others, require pre-clearance from our Chief Executive Officer, Chief Accounting Officer or to the senior Legal Officer before any of our directors, officers, employees, or other covered persons may enter into such transactions. We also follow procedures for the repurchase of our securities. We believe that our Insider Trading Policy and repurchase procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Amended and Restated Insider Trading Policy is filed as Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2025.

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with SEC rules, stockholders are being asked to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. This is commonly referred to as a “Say-On-Pay” proposal.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. As described further in the “Security Ownership of Certain Beneficial Owners and Management” section of this Proxy Statement, including the “Compensation Discussion and Analysis” and the related tables and narrative, the primary goals of our compensation program are to fairly compensate employees, attract and retain highly qualified employees, motivate the performance of our employees towards, and reward the achievement of, clearly defined corporate goals, and align our employees’ long-term interests with those of our stockholders.

2025 marked an excellent year for Innoviva, demonstrating strength across all areas of our business. While our royalty business provided stable and resilient cash flow, our therapeutics business, Innoviva Specialty Therapeutics (“IST”) continued to expand its product portfolio and drive global sales growth.
Key highlights included:

•
Solid revenue performance with total revenue of $411 million, representing 15% year-over-year growth, driven by strong IST revenue growth, with IST U.S. sales increasing 47% year-over-year to $119 million, and global IST revenue reaching $175 million

•	Expansion of commercial portfolio with the successful mid-2025 launch of ZEVTERA® in the U.S.
•	XACDURO® and ZEVTERA® nominated as Best Pharmaceutical Product by the Galien Foundation for the 2025 Prix Galien USA Award
•	FDA approval of our fifth product, NUZOLVENCE®

Beyond our product and market successes, we saw significant advances and value creation across our strategic healthcare assets portfolio, most notably at Armata Pharmaceuticals, while maintaining disciplined capital deployment. We invested over $75 million in high-potential opportunities and initiated a new $125 million share repurchase program. We also achieved net income per diluted share of $3.30 and ended the year well-capitalized with nearly $645 million in cash and receivables, positioning us for continued long-term value creation.

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are asking stockholders to vote on the following resolution:

RESOLVED, that the Company’s stockholders approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to the SEC compensation disclosure rules, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

This Say-On-Pay vote is advisory, and therefore not binding on our Compensation Committee or Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our stockholders, however, and will carefully review and consider the voting results when evaluating our executive compensation programs.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Deloitte & Touche LLP, independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2026 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm. However, the Board of Directors is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board of Directors in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Audit and Non-Audit Fees

The following table represents aggregate fees billed or to be billed to the Company for the fiscal years ended December 31, 2025 and 2024, respectively by Deloitte & Touche LLP and by Grant Thornton LLP, our principal accountant.

	Fiscal Year Ended December 31,
	2025	2024
	(in thousands)
Audit Fees(1)	$1,812	$1,691
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,812	$1,691

(1)
For professional services rendered for the integrated audits of annual financial statements, including the audit of annual financial statements for the years ended December 31, 2025 and 2024 and the audit of internal control over financial reporting as of December 31, 2025 and 2024. For the years ended December 31, 2025 and 2024, the audit fees also include the review of quarterly financial statements included in our quarterly reports on Form 10-Q, fees for services associated with our registration statements, and accounting consultations.

All fees described above were pre-approved by the Audit Committee.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services rendered by our independent registered public accounting firm. The Audit Committee pre-approves specified services in defined categories of audit services, audit-related services and tax services up to specified amounts, as part of the Audit Committee’s approval of the scope of the engagement of our independent registered public accounting firm or on an individual case-by-case basis before our independent registered public accounting firm is engaged to provide a service. No services other than audit services were rendered by Deloitte and Touche LLP during 2025 and 2024.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 3.

PROPOSAL 4

APPROVAL OF THE 2026 EQUITY INCENTIVE PLAN

Overview

In this Proposal 4, we are requesting stockholders to approve and adopt the Innoviva, Inc. 2026 Equity Incentive Plan (the “2026 Plan”), and the material terms thereunder. A total of 9,000,000 shares of Common Stock will be reserved for issuance under the 2026 Plan, which represents approximately 10% of our outstanding Common Stock on a fully diluted basis as of March 9, 2026. All of the shares will also be available for grant in the form of incentive stock options. Our Board of Directors approved the 2026 Plan on March 16, 2026 subject to stockholder approval at the annual meeting. If stockholders approve this Proposal 4 (such approval date, the “Initial Stockholder Approval Date”), the 2026 Plan will become effective and no additional awards will be made thereafter under the Theravance, Inc. 2012 Equity Incentive Plan (the “2012 Plan”). If the 2026 Plan is not approved by the stockholders, it will not become effective, no awards will be granted thereunder and awards will continue to be made under the 2012 Plan. The 2026 Plan is described in more detail below. A copy of the 2026 Plan is attached to this Proxy Statement as Exhibit A.

As of March 9, 2026, approximately 170 employees and four non-employee directors would have been eligible to participate in the 2026 Plan if it had been adopted on such date, and we expect that the same or similar number of employees and non-employee directors will be eligible to participate in the 2026 Plan following its approval. The closing price of our common stock on Nasdaq Global Select Market on March 9, 2026 was $22.32.

Our Board of Directors was assisted by its independent compensation consultant, Meridian Compensation Partners, LLC, in determining the appropriate number of authorized shares to reserve under the 2026 Plan, taking into account multiple factors, including the Company’s grant history and current expectations with respect to future awards.

Contingent Grants

In connection with its approval of the 2026 Plan, on February 23, 2026 and March 9, 2026, our Compensation Committee approved, contingent on stockholder approval of the 2026 Plan, certain equity compensation awards to be granted under the 2026 Plan in the form of options to purchase 875,077 shares of Common Stock with a per share exercise price equal to the closing price of a share of Common Stock on the date of the annual meeting at which the 2026 Plan is approved, and 508,676 RSUs to certain executive officers and other members of the Company that are subject to time-based vesting conditions and are conditioned upon approval of the 2026 Plan (the “Contingent Awards”). The grant of the Contingent Awards is subject to stockholder approval of the 2026 Plan and will be made immediately following the end of the Annual Meeting at which the 2026 Plan is approved. In the event that stockholder approval of the 2026 Plan pursuant to this Proposal 4 is not obtained, the Contingent Awards will not be made.

The following includes the executive officers to whom the Contingent Awards subject to stockholder approval of the 2026 Plan were made:
Name and Principal Position	Stock Options Subject to Contingent Awards	RSUs Subject to Contingent Awards
Pavel Raifeld, Chief Executive Officer	312,500	126,646
Stephen Basso, Chief Financial Officer and President of IST	93,750	37,994
Marianne Zhen, CPA, Chief Accounting Officer	31,500	12,766
Executive Officers as a group	502,872	203,798
Non-Executive Directors as a group	-	-
Non-Executive Officer Employees and Independent Contractors as a group	372,205	304,878

See also “New Plan Benefits.” The Contingent Awards are intended to create further incentives for affected participants to increase stockholder value, align participant interests with those of our stockholders and encourage continued service. If the 2026 Plan is approved, the Contingent Awards will be granted. If the 2026 Plan is not approved, the Contingent Awards will not be granted and we may not be able to grant equity awards to meet our incentive and retention needs in a highly competitive market, which could have an adverse impact on our business.

Rationale for Approving the 2026 Plan

We believe that the 2026 Plan is essential to our success. The 2026 Plan seeks to enhance our ability to attract and retain the types of directors, employees and consultants who will contribute to our long range success; and promote the success of our business. Equity awards are intended to motivate high levels of performance and align the interests of our directors, employees and consultants with those of our stockholders by giving directors, employees and consultants the perspective of an owner and providing a means of recognizing economic benefit resulting from their contributions to our success. Our Board of Directors and management believe that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified individuals who help us meet our goals. Based on a review of our historical practices and anticipated future grant activity as our business continues to grow, our Board of Directors believes that the proposed share reserve will allow us to grant equity awards to directors, employees, and other services providers through 2031.

Our Board of Directors believes that adopting the 2026 Plan is critical in enabling us to continue offering effective equity compensation to our directors, employees, and service providers, allowing us to continue to take advantage of the critical motivation and retention benefits that equity compensation provides as we continue to compete for talent.

If our stockholders approve this Proposal 4, the Contingent Awards will be issued to certain of our executive officers and other members of the Company’s leadership team from the 2026 Plan share reserve pursuant to this Proposal 4, and there will be additional shares to make future grants to the Company’s employees and service providers in furtherance of the goals set forth above. If our stockholders do not approve this Proposal 4, then the proposed reservation of 9,000,000 additional shares to be made available for awards under the 2026 Plan shall not be made. In such event, the grant of the Contingent Awards shall not become effective, which our Board of Directors and Compensation Committee believes would negatively impact retention of our executive officers and other members of the Company’s leadership team. Our Board of Directors believes the failure to approve the 2026 Plan would negatively impact the ability of the Company to adequately recruit, incentivize, and retain talent.

Key Features of the 2026 Plan
The 2026 Plan and our related governance practices and policies include many features designed to protect stockholder interests. A summary of these features follows, and a more detailed description of the features is included under the heading “Summary of the 2026 Plan” below. The summaries in this proposal do not provide a complete description of all provisions of the 2026 Plan and are qualified in their entirety by reference to the full text of the 2026 Plan, which is attached to this Proxy Statement as Exhibit A.

• Fungible Share Counting. To align share usage with award value, the 2026 Plan uses a fungible ratio under which full-value awards reduce the share pool by 1.45 shares per share awarded as compared to options and stock appreciation rights which reduce the pool on a 1-for-1 basis.

• No Repricing. The 2026 Plan prohibits the repricing of awards, including cash buyouts, without stockholder approval.

• No Liberal Definition of “Change in Control.” The change in control definition contained in the 2026 Plan is not a “liberal” definition that would be triggered on mere stockholder approval of a transaction.

• Non-Employee Director Award Limits. The value of awards granted to any non-employee director pursuant to the 2026 Plan in any year may not exceed $750,000, determined using the grant-date fair value for accounting purposes.

• No Discounted Stock Options or Stock Appreciation Rights. Except with respect to substitute awards granted in connection with a corporate transaction, all stock options and stock appreciation rights must have an exercise price or base price equal to or greater than the fair market value of the underlying shares of Common Stock on the date of grant.

• Limitation on Term of Stock Options and Stock Appreciation Rights. The maximum term of a stock option or stock appreciation right under the 2026 Plan is 10 years, provided, that if the stock option or stock appreciation right would expire during a blackout period where trading is prohibited due to insider trading rules, the stock option or stock appreciation right exercise period will be automatically extended until the tenth day following the expiration of such prohibition.

• Clawback. Awards granted under the 2026 Plan are subject to our Policy for the Recovery of Erroneously Awarded Compensation, which can be found as Exhibit 97 to our Form 10-K filed on February 25, 2025, and such other clawback and/or recoupment policies as may be in effect from time to time.

• No Automatic Grants. The 2026 Plan does not provide for automatic grants to any participant.

• No Tax Gross-Ups. The 2026 Plan does not provide for any tax gross-ups.

• Future Increases to Share Reserve Require Stockholder Approval. The 2026 Plan provides that any increase in the share reserve available under the plan must be approved by our stockholders.

Dilution Analysis
If stockholders approve this Proposal 4, then the sum of (i) 9,000,000 Shares, (ii) the number of Shares underlying any option or stock appreciation right outstanding under the 2012 Plan as of the Initial Stockholder Approval Date that expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery to the participant of the full number of Shares to which such an option or stock appreciation right related (applying the same share counting rules as set forth in “Authorized Shares” below), and (iii) 1.45 Shares for each Share underlying any outstanding stock award (other than an option or stock appreciation right) outstanding under the 2012 Plan as of the Initial Stockholder Approval Date that expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery to the participant of the full number of Shares to which such stock award related (applying the same share counting rules as set forth in “Authorized Shares” below) will be available for awards under the 2026 Plan on or after its effective date.

The table below shows our potential dilution (referred to as “overhang”) levels based on our fully diluted shares of common stock and our request for 9,000,000 new shares to be available for awards under the 2026 Plan. The request for 9,000,000 shares to be reserved under the 2026 Plan represents 10% of the fully diluted shares of our Common Stock as of March 9, 2026, as described in the table below. The Board of Directors believes that this number of shares of Common Stock under the 2026 Plan represents a reasonable amount of potential equity dilution, which will allow us to continue awarding stock rights, and that such stock rights are an important component of the Company’s equity compensation program.

Potential Overhang as of March 9, 2026
Stock Options Outstanding as of March 9, 2026(1)	2,815,212
Weighted Average Exercise Price of Stock Options Outstanding as of March 9, 2026	$16.09
Weighted Average Remaining Term of Stock Options Outstanding as of March 9, 2026	2.39 years
Outstanding Full Value Awards as of March 9, 2026(2)	789,179
Total Equity Awards Outstanding as of March 9, 2026(1)(2)	3,604,391
Shares Available for Grant under the 2012 Plan as of March 9, 2026	11,218
Additional Shares Requested under the 2026 Plan	9,000,000
Total Potential Overhang under the 2026 Plan	12,615,609
Shares of Common Stock Outstanding as of March 9, 2026	74,051,362
Convertible Equity Shares as of March 9, 2026	9,955,375
Fully Diluted Shares of Common Stock	87,611,128
Potential Dilution to Stockholders of 9 Million Additional Shares Requested under the 2026 Plan as a Percentage 10% of Fully Diluted Shares of Common Stock

(1)	Represents the number of outstanding stock option awards under the 2012 Plan.
(2)	The 789,179 Full Value Awards are comprised of time-based restricted stock units and restricted stock awards granted to employees and non-employee directors under the 2012 Plan.
(3)	Between March 9, 2026 and the date of the Annual Meeting, no awards will be granted under the 2012 Plan.

Based on our current equity award practices and anticipated future grant activity, along with expected business growth, the Board of Directors estimates that the proposed authorized share reserve under the 2026 Plan will be sufficient to support equity award grants for approximately five years. This is only an estimate, and circumstances could cause the share reserve to be used more quickly or more slowly. These circumstances include, but are not limited to, the future price of our common stock, the mix and grant value of cash, options and full value awards provided as long-term incentive compensation, grant amounts provided by our competitors, hiring activity, and promotions during the next few years.

Share Usage

The table below sets forth the following information regarding the awards granted under the 2012 Plan: (i) the share usage for each of the last three calendar years and (ii) the average share usage rate over the last three calendar years. The share usage for each specified year has been calculated as (i) the sum of (x) all stock options granted in the applicable year, (y) all time-based stock units and stock awards granted in the applicable year, and (z) all performance-based stock units and stock awards granted in the applicable year at target value, divided by (ii) the weighted average number of shares of common stock outstanding for the applicable year. Dividend equivalents are not included in the share usage calculation because none have been granted.

	Element	2025	2024	2023	Three- Year Average
(a)	Time-Based Stock Units and Stock Awards Granted	661,596	501,965	389,487	517,683
(b)	Performance-Based Stock Units and Stock Awards Granted	-	-	-	-
(c)	Total Full Value Awards (a+b)	661,596	501,965	389,487	517,683
(d)	Stock Options Granted	870,021	1,061,625	828,100	919,915
(e)	Total Full Value Awards and Stock Options Granted (c+d)	1,531,617	1,563,590	1,217,587	1,437,598
(f)	Weighted Average Shares of Common Stock Outstanding at December 31	67,394,866	62,725,799	62,435,149	65,185,271
(g)	Three-Year Average Share Usage		2%

As noted in the table above, we used an average of 2% of the weighted average shares outstanding on an annual basis for awards granted over the past three years under the 2012 Plan.

Burn rate, or run rate, refers to how fast a company uses the supply of shares authorized for issuance under its stock incentive plan. Our burn rate for 2025 was 2%, calculated by dividing the number of Common Stock subject to awards granted during the year net of forfeitures and cancellations by the weighted average number of shares outstanding during the year.
Summary of the 2026 Plan

The following summary is not a complete description of all provisions of the 2026 Plan and is qualified in its entirety by reference to the complete text of the 2026 Plan, which is attached to this Proxy Statement as Exhibit A.

Plan Administration

The 2026 Plan will be administered by our Board of Directors or our Compensation Committee (which together with our Board of Directors is hereinafter referred to as our “Plan Administrator”). Our Plan Administrator will have the authority, among other things, to select participants, grant awards, determine types of awards and terms and conditions of awards for participants, prescribe rules and regulations for the administration of the plan and make all decisions and determinations as deemed necessary or advisable for the administration of the 2026 Plan. Our Plan Administrator may delegate certain aspects of its authority as it deems appropriate, pursuant to the terms of the 2026 Plan and to the extent permitted by applicable law, to our officers or employees, although any award granted to any person who is not our employee or who is subject to Section 16 of the Exchange Act must be expressly approved by the Plan Administrator. Our Plan Administrator’s actions will be final, conclusive and binding.

Eligibility
The directors, employees and consultants of Innoviva and our affiliates will be eligible to participate in the 2026 Plan, including prospective employees of Innoviva and our affiliates subject to the commencement of employment.

Authorized Shares

Subject to adjustment in accordance with its terms, as described below in the section titled “Summary of the 2026 Plan - Adjustments,” the total number of shares of Stock reserved and available for issuance under the 2026 Plan will equal the sum of (i) 9,000,000, (ii) the number of Shares underlying any option or stock appreciation right outstanding under the 2012 Plan as of the Initial Stockholder Approval Date that expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery to the participant of the full number of Shares to which such an option or stock appreciation right related (applying the same share counting rules as set forth herein ), and (iii) 1.45 Shares for each Share underlying any outstanding stock award (other than an option or stock appreciation right) outstanding under the 2012 Plan as of the Initial Stockholder Approval Date that expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery to the participant of the full number of Shares to which such stock award related (applying the share counting rules as set forth herein). The maximum number of Shares that may be issued in respect of incentive stock options will be 9,000,000. The number of Shares that may be issued under the 2026 Plan shall be reduced by (a) one share for every stock option and stock appreciation right granted under the 2026 Plan and (b) 1.45 shares for every stock award other than an option or stock appreciation right granted under the 2026 Plan. Shares issued under the 2026 Plan may consist of authorized but unissued stock or previously issued Shares. The following Shares will not be made available for re-issuance under the 2026 Plan: (i) Shares underlying awards that are withheld or surrendered following the termination of the 2026 Plan; (ii) Shares withheld or surrendered in connection with the payment of an exercise price of an award (or any award outstanding as of the Initial Stockholder Approval Date pursuant to the 2012 Plan), including Shares issued in respect of payment of the exercise of any stock option or stock appreciation right granted under the 2026 Plan or the 2012 Plan, or to satisfy tax withholding with respect to any stock option or stock appreciation right granted under the 2026 Plan or the 2012 Plan; (iii) Shares which, if issued, would constitute a material revision of the Plan subject to stockholder approval under any then-applicable rules of the national securities exchange on which the stock is listed; (iv) Shares repurchased by the Company with proceeds received from the exercise of stock options issued under the 2026 Plan (or stock options outstanding as of the Initial Stockholder Approval Date pursuant to the 2012 Plan); and (v) Shares subject to any stock appreciation right that is settled by the issuance of Shares issued under the 2026 Plan (or pursuant to the 2012 Plan) that are not issued in connection with the settlement of such award (or stock award pursuant to the 2012 Plan) upon its exercise. Any Shares that again become available for issuance under this Section 4(b) shall be added back as (i) one share if such shares were subject to stock options or stock appreciation rights granted under this Plan and (ii) 1.45 shares if such shares were subject to stock awards other than stock options or stock appreciation rights that were granted under this Plan.
Types of Awards

The types of awards that may be available under the 2026 Plan are described below. All awards described below will be subject to the terms and conditions determined by our Compensation Committee in its sole discretion, subject to certain limitations provided in the 2026 Plan. Each award granted under the 2026 Plan will be evidenced by an award agreement, which will govern that award’s terms and conditions.

Non-Qualified Stock Options

A non-qualified stock option is an option that is not intended to qualify as an incentive stock option in accordance with Section 422 of the U.S. Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”), as described below. An award of a non-qualified stock option grants a participant the right to purchase a certain number of Shares during a specified term in the future, or upon the achievement of performance or other conditions, at an exercise price set by our Compensation Committee on the grant date. The term of a non-qualified stock option will be set by our Compensation Committee but may not exceed 10 years from the grant date. If the term of a non-qualified stock option would expire at a time when trading in shares of Stock is prohibited by the Company’s insider trading policy or another Company-imposed blackout period, then the term of the stock option will be automatically extended until the tenth day following such prohibition. If Shares are to be delivered during a Company-imposed blackout period, our Compensation Committee may, in its discretion, determine that Shares will instead be delivered as soon as practicable after the end of such Company-imposed blackout period, in compliance with Section 409A of the Code. The exercise price may be paid using any of the following payment methods: (i) immediately available funds in U.S. dollars or by certified or bank cashier’s check; (ii) by delivery of stock having a value equal to the exercise price; (iii) a broker assisted cashless exercise; or (iv) by any other means approved by our Compensation Committee. The 2026 Plan provides that unless otherwise specifically determined by the Compensation Committee, vesting of non-qualified stock options will be suspended during the period of any approved unpaid leave of absence by a participant following which the participant has a right to reinstatement and will resume upon such participant’s return to active employment. The 2026 Plan also provides that participants terminated for “cause” (as such term is defined in the 2026 Plan) will forfeit all of their non-qualified stock options, whether or not vested. Participants terminated for any other reason will forfeit their unvested non-qualified stock options, retain their vested non-qualified stock options and will have one year (in the case of a termination by reason of death or disability) or three (3) months (in all other cases) following their termination date to exercise their vested non-qualified stock options, unless such non-qualified stock option expires sooner. The 2026 Plan authorizes our Compensation Committee to provide for different treatment of non-qualified stock options upon termination than that described above, as determined in its discretion. No dividends or dividend equivalents will be paid on non-qualified stock options.
Incentive Stock Options

An incentive stock option is a stock option that meets the requirements of Section 422 of the Code. Incentive stock options may be granted only to our employees or employees of certain of our subsidiaries and must have an exercise price of no less than 100% of the fair market value (or 110% with respect to a 10% stockholder) of a Share on the grant date and a term of no more than 10 years (or five years with respect to a 10% stockholder). The aggregate fair market value, determined at the time of grant, of our Shares subject to incentive stock options that are exercisable for the first time by a participant during any calendar year may not exceed $100,000. The 2026 Plan provides that unless otherwise specifically determined by our Compensation Committee, vesting of incentive stock options will be suspended during the period of any approved unpaid leave of absence by a participant following which the participant has a right to reinstatement and will resume upon such participant’s return to active employment. The 2026 Plan also provides that participants terminated for “cause” will forfeit all of their incentive stock options, whether or not vested. Participants terminated for any other reason will forfeit their unvested incentive stock options, retain their vested incentive stock options and will have one year (in the case of a termination by reason of death or disability) or three (3) months (in all other cases) following their termination date to exercise their vested incentive stock options, unless such incentive stock option expires sooner. The 2026 Plan authorizes our Compensation Committee to provide for different treatment of incentive stock options upon termination than that described above, as determined in its discretion. No dividends or dividend equivalents will be paid on incentive stock options.

Stock Appreciation Rights

A stock appreciation right entitles the participant to receive an amount equal to the difference between the fair market value of our Shares on the exercise date and the base price of the stock appreciation right that is set by our Compensation Committee on the grant date, multiplied by the number of Shares subject to the stock appreciation right. The term of a stock appreciation right will be set by our Compensation Committee but may not exceed 10 years from the grant date. If the term of a stock appreciation right would expire at a time when trading in shares of Stock is prohibited by the Company’s insider trading policy or another Company-imposed blackout period, then the term of the stock appreciation right will be automatically extended until the tenth day following such prohibition. If Shares are to be delivered during a Company-imposed blackout period, our Compensation Committee may, in its discretion, determine that Shares will instead be delivered as soon as practicable after the end of such Company-imposed blackout period, in compliance with Section 409A of the Code. Payment to a participant upon the exercise of a stock appreciation right may be either in cash, stock or property as specified in the award agreement or as determined by our Compensation Committee. The 2026 Plan provides that unless otherwise specifically determined by our Compensation Committee, vesting of stock appreciation rights will be suspended during the period of any approved unpaid leave of absence by a participant following which the participant has a right to reinstatement and will resume upon such participant’s return to active employment. The 2026 Plan provides that participants terminated for “cause” will forfeit all of their stock appreciation rights, whether or not vested. Participants terminated for any other reason will forfeit their unvested stock appreciation rights, retain their vested stock appreciation rights and will have one year (in the case of a termination by reason of death or disability) or three (3) months (in all other cases) following their termination date to exercise their vested stock appreciation rights, unless such stock appreciation right expires sooner. The 2026 Plan authorizes our Compensation Committee to provide for different treatment of stock appreciation rights upon termination than that described above, as determined in its discretion. No dividends or dividend equivalents will be paid on stock appreciation rights.

Restricted Stock

A restricted stock award is an award of restricted Shares that does not vest until a specified period of time has elapsed, and/or upon the achievement of certain performance or other conditions determined by our Compensation Committee, and which will be forfeited if the conditions to vesting are not met. During the period that any vesting restrictions apply, transfer of the restricted Shares is generally prohibited. Unless otherwise specified in their award agreement, participants generally have all of the rights of a stockholder as to the restricted Shares, including the right to vote such Shares, provided, that any cash or stock dividends with respect to the restricted Shares will be withheld by us and will be subject to forfeiture to the same degree as the restricted Shares to which such dividends relate. Except as otherwise determined by the Compensation Committee, no interest will accrue or be paid on the amount of any cash dividends withheld. The 2026 Plan provides that unless otherwise specifically determined by our Compensation Committee, vesting of restricted stock awards will be suspended during the period of any approved unpaid leave of absence by a participant following which the participant has a right to reinstatement and will resume upon such participant’s return to active employment. Except as otherwise determined by our Compensation Committee, in the event a participant is terminated for any reason, the vesting with respect to the participant’s restricted stock will cease, and as soon as practicable following the termination, we will repurchase all of such participant’s unvested restricted stock at a purchase price equal to the lesser of the original purchase price paid for the restricted stock (as adjusted for any subsequent changes in the outstanding Shares or in the capital structure of the Company) less any dividends or other distributions or bonus received (or to be received) by holder and the fair market value of the restricted stock on the date of repurchase. However, if the original purchase price is equal to $0, the unvested restricted stock will be forfeited by the participant to us for no consideration.

Restricted Stock Units

A restricted stock unit is an unfunded and unsecured obligation to issue Shares (or an equivalent cash amount) to the participant in the future. Restricted stock units become payable on terms and conditions determined by our Compensation Committee and will vest and be settled at such times in cash, Shares or other specified property, as determined by our Compensation Committee. Participants have no rights of a stockholder as to the restricted stock units, including no voting rights or rights to dividends, until the underlying Shares are issued or become payable to the participant. The 2026 Plan provides that unless otherwise specifically determined by our Compensation Committee, vesting of restricted stock units will be suspended during the period of any approved unpaid leave of absence by a participant following which the participant has a right to reinstatement and will resume upon such participant’s return to active employment. Except as otherwise provided by our Compensation Committee, in the event a participant is terminated for any reason, the vesting with respect to the participant’s restricted stock units will cease, each of the participant’s outstanding unvested restricted stock units will be forfeited for no consideration as of the date of such termination, and any stock remaining undelivered with respect to the participant’s vested restricted stock units will be delivered on the delivery date specified in the applicable award agreement.

Non-Employee Director Compensation Limit

The maximum value of any awards granted to a non-employee director of the Company in any one calendar year, in respect of the non-employee director’s services as a member of the Board, will not exceed $750,000 (as determined by the fair value of such awards on the date of grant). The Compensation Committee may make exceptions to this limit, provided that the non-employee director to receive such additional compensation does not participate in the decision.

Other Stock-Based Compensation

Under the 2026 Plan, our Compensation Committee may grant other types of equity-based awards subject to such terms and conditions as our Compensation Committee may determine. Such awards may include the grant of dividend equivalents, which generally entitle the participant to receive amounts equal to the dividends that are paid on the stock underlying the award.

Adjustments

The aggregate number of Shares reserved and available for issuance under the 2026 Plan, the individual limitations, the number of Shares covered by each outstanding award and the price per Share underlying each outstanding award will be equitably and proportionally adjusted or substituted, as determined by our Compensation Committee in its sole discretion, as to the number, price or kind of stock or other consideration subject to such awards in connection with stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges or other relevant changes in our capitalization affecting our Shares or our capital structure which occurs after the date of grant of any award, in connection with any extraordinary dividend declared and paid in respect of stock or in the event of any change in applicable law or circumstances that results in or could result in, as determined by our Compensation Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, participants in the 2026 Plan.

Corporate Events

In the event of a merger, amalgamation or consolidation involving us in which we are not the surviving corporation or in which we are the surviving corporation but the holders of our Shares receive securities of another corporation or other property or cash, a “change in control” (as defined in the 2026 Plan), or a reorganization, dissolution or liquidation of us, our Compensation Committee may, in its discretion, (i) provide for the assumption or substitution of outstanding awards and, to the extent such awards vest subject to the achievement of performance criteria, such performance criteria will be deemed earned based on actual performance or, if actual performance cannot be determined, at target levels (or, if no target is specified, at the maximum level), or at greater than actual or target levels, at our Compensation Committee’s discretion, with any such performance awards converted into solely service based vesting awards that will vest during the performance period, if any, during which the original performance criteria would have been measured, or any shorter period as determined by our Compensation Committee in its sole discretion; (ii) accelerate the vesting of outstanding awards, and to the extent such awards vest subject to the achievement of performance criteria, such performance criteria will be deemed earned based on actual performance or, if actual performance cannot be determined, at target levels (or, if no target is specified, at the maximum level), or at greater than actual or target levels, at our Compensation Committee’s discretion, unless otherwise indicated in the applicable award agreement; (iii) cash-out outstanding awards; or (iv) replace outstanding awards with a cash incentive program that preserves the value of the awards so replaced.

With respect to any award that is assumed or substituted in connection with a “change in control,” the vesting, payment, purchase or distribution of such award will not be accelerated by reason of the “change in control” for any participant unless the participant’s employment is involuntarily terminated as a result of the “change in control” during a period not exceeding two years commencing on the date of the “change in control.” Furthermore, notwithstanding any other provisions of the plan or any award or other holder agreement to the contrary, with respect to any award which is assumed or substituted in connection with a “change in control,” the vesting, payment, purchase or distribution of such award may not be accelerated by reason of the “change in control” for any holder unless the holder experiences an involuntary termination as a result of the “change in control.” Upon such an involuntary termination as a result of a “change in control,” such award will immediately vest as of the date of termination, unless provided otherwise in the applicable award or holder agreement.

Transferability

Awards under the 2026 Plan may not be sold, transferred, pledged or assigned other than by will or by the applicable laws of descent and distribution, unless (except with respect to incentive stock options) otherwise determined by our Compensation Committee in certain limited situations.

Amendment

Our Compensation Committee may amend the 2026 Plan or outstanding awards at any time. Our stockholders must approve any amendment if their approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which our Shares are traded. No amendment to the 2026 Plan or outstanding awards which materially impairs the right of a participant is permitted unless the participant consents in writing.

Termination

This Proposal 4 seeks to set the term of the 2026 Plan, such that the 2026 Plan will terminate on the day immediately before the tenth anniversary of the later to occur (a) the Initial Stockholder Approval Date and (b) the most recent date on which an increase to the number of Shares reserved for issuance is approved by the Company’s stockholders as provided by the 2026 Plan. In addition, our Compensation Committee may suspend or terminate the 2026 Plan at any time. Following any such suspension or termination, the 2026 Plan will remain in effect to govern any then outstanding awards until such awards are forfeited, terminated or otherwise canceled or earned, exercised, settled or otherwise paid out, in accordance with their terms.

Clawback; Sub-Plans

All awards under the 2026 Plan will be subject to any incentive compensation clawback or recoupment policy currently in effect, including the Company’s Policy for the Recovery of Erroneously Awarded Compensation, or any other policy as may be adopted by our Board of Directors (or any committee or subcommittee thereof) and, in each case, as may be amended from time to time. In addition, our Compensation Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the 2026 Plan by individuals who are non-U.S. nationals or are primarily employed or providing services outside the United States, and may modify the terms of any awards granted to such participants in a manner deemed by our Compensation Committee to be necessary or appropriate in order that such awards conform with the laws of the country or countries where such participants are located.

No-Repricing of Awards

No awards under the 2026 Plan may be repriced without stockholder approval. For purposes of the 2026 Plan, “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of the award to lower its exercise price or base price (other than on account of capital adjustments resulting from stock splits); (ii) any other action that is treated as a repricing under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an award in exchange for another award at a time when its exercise price or base price is greater than the fair market value of the underlying stock.

Certain U.S. Federal Income Tax Consequences

The following is a brief discussion of certain U.S. federal income tax consequences for awards granted under the 2026 Plan. The 2026 Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and it is not, nor is it intended to be, qualified under Section 401(a) of the Code. Participants who are “insiders” under Section 16(b) of the Exchange Act may be subject to different tax treatment with respect to the grant, exercise or settlement of awards under the 2026 Plan, depending on the particular Section 16(b) exemption utilized. This discussion is based on current law, is not intended to constitute tax advice and does not address all aspects of U.S. federal income taxation that may be relevant to a particular participant in light of his or her personal circumstances and does not describe foreign, state or local tax consequences, which may be substantially different. Holders of awards under the 2026 Plan are encouraged to consult with their own tax advisors.

Non-Qualified Stock Options and Stock Appreciation Rights

With respect to non-qualified stock options and stock appreciation rights, (i) no income is realized by a participant at the time the award is granted; (ii) generally, at exercise, ordinary income is realized by the participant in an amount equal to the difference between the exercise or base price paid for the shares of Common Stock and the fair market value of the shares of Common Stock on the date of exercise (or, in the case of a cash-settled stock appreciation right, the cash received), and the participant’s employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) upon a subsequent sale of the Common Stock received on exercise, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares of Common Stock have been held, and no deduction will be allowed to such participant’s employer.

Incentive Stock Options
No income is realized by a participant upon the grant or exercise of an incentive stock option, however, such participant will generally be required to include the excess of the fair market value of the shares of Common Stock at exercise over the exercise price in his or her alternative minimum taxable income. If shares of Common Stock are issued to a participant pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to such participant, then (i) upon sale of such shares, any amount realized in excess of the exercise price will be taxed to such participant as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the participant’s employer for federal income tax purposes.

If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, generally (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares and (ii) the participant’s employer will generally be entitled to deduct such amount for federal income tax purposes. Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

Subject to certain exceptions for disability or death, if an incentive stock option is exercised more than three months following termination of employment, the exercise of the stock option will generally be taxed as the exercise of a non-qualified stock option.

Restricted Stock

If the restrictions on an award of shares of restricted stock are of a nature that the shares are both subject to a substantial risk of forfeiture and are not freely transferable (within the meaning of Section 83 of the Code), the participant will not recognize income for federal income tax purposes at the time of the grant of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code (“Section 83(b)”). In the absence of this election, the participant will be required to include in income for federal income tax purposes on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less the amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.

Any dividends paid to a participant holding restricted stock before the expiration of the restriction period will be additional compensation taxable as ordinary income to the participant subject to withholding, unless the participant made an election under Section 83(b). Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the dividends includible in the participant’s income as compensation. If the participant has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the participant. If the restrictions on an award of restricted stock are not of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the participant will recognize ordinary income for federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid for the shares. The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below.

Restricted Stock Units

There will be no federal income tax consequences to either the participant or the employer upon the grant of restricted stock units. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of Shares in payment of the restricted stock units in an amount equal to the aggregate of the cash received and the fair market value of the Shares so transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income. Generally, a participant will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash the participant receives. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Treatment of Dividends and Dividend Equivalents on Unvested Awards

Unless otherwise determined by our Compensation Committee, with respect to any award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an award is outstanding, such dividends (or dividend equivalents) will either (i) not be paid or credited with respect to such Award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable award and will only be paid at the time or times such vesting requirement(s) are satisfied. Except as otherwise determined by our Compensation Committee, no interest will accrue or be paid on the amount of any cash dividends withheld. No dividends or dividend equivalents shall be paid on stock options or stock appreciation rights.

Withholding

At the time a participant is required to recognize ordinary compensation income resulting from an award, such income will be subject to federal (including, except as described below, Social Security and Medicare tax) and applicable state and local income tax and applicable tax withholding requirements. If such participant’s year-to-date compensation on the date of exercise exceeds the Social Security wage base limit for such year ($184,500 in 2026), such participant will not be required to pay Social

Security taxes on such amounts. We are required to report to the Internal Revenue Service and the appropriate state and local taxing authorities the ordinary income received by the participant and the amount of taxes withheld.

Limitations on Employer’s Compensation Deduction

Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million per year paid to the corporation’s “covered employees.” “Covered employees” include the corporation’s chief executive officer, chief financial officer and three next most highly compensated executive officers. If an individual is determined to be a covered employee for any year beginning after December 31, 2016, then that individual will continue to be a covered employee for future years, regardless of changes in the individual’s compensation or position.

Excess Parachute Payments

Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of outstanding awards under the 2026 Plan upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.

Section 409A

Certain awards under the 2026 Plan may be subject to Section 409A of the Code, which regulates “nonqualified deferred compensation” (as defined in Section 409A of the Code). If an award under the 2026 Plan (or any other plan) that is subject to Section 409A of the Code is not administered in compliance with Section 409A of the Code, then all compensation under the 2026 Plan that is considered “nonqualified deferred compensation” (and awards under any other plan that are required pursuant to Section 409A of the Code to be aggregated with the award under the 2026 Plan) will be taxable to the participant as ordinary income in the year of the violation, or if later, the year in which the compensation subject to the award is no longer subject to a substantial risk of forfeiture. In addition, the participant will be subject to an additional tax equal to 20% of the compensation that is required to be included in income as a result of the violation, plus interest from the date that the compensation subject to the award was required to be included in taxable income.

Future Plan Awards

We anticipate that future equity-based awards may be granted in the discretion of the Compensation Committee under the 2026 Plan out of the Shares to be reserved for issuance in connection with the approval of the 2026 Plan; however, the number of Shares that may be so granted will be based upon various prospective factors, including the nature of services to be rendered by our directors, employees and consultants, and their potential contributions to our success. Accordingly, the number, type and grantee(s) of actual future awards cannot be determined at this time.

If the 2026 Plan is approved by stockholders, the additional shares of Common Stock available for issuance under the 2026 Plan will be registered pursuant to a registration statement on Form S-8 promptly after such stockholder approval is obtained.

New Plan Benefits

Contingent Awards Subject to Stockholder Approval

On February 23, 2026 and March 9, 2026, the Compensation Committee approved, subject to stockholder approval of the 2026 Plan, Contingent Awards in the form of stock options and restricted stock units. For the avoidance of doubt, the Contingent Awards will not be granted if the stockholders do not approve the 2026 Plan.

The following table sets forth certain information regarding the Contingent Awards that will be received by or allocated to each of the following individuals under the 2026 Plan upon approval by our stockholders of such plan: (i) each of the executive officers named in the Summary Compensation Table above; (ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group; and (iv) all employees and independent contractors, excluding executive officers, as a group.

Name and Position	Dollar Value ($)(1)	Number of Awards(2)
Pavel Raifeld, Chief Executive Officer	2,531,654	439,146
Stephen Basso, Chief Financial Officer and President of IST	759,500	131,744
Marianne Zhen, CPA, Chief Accounting Officer	255,192	44,266
Executive Officers as a group (5 people)	4,073,922	706,670
Non-Executive Directors as a group (0 persons)	-	-
Non-Executive Officer Employees and Independent Contractors as a group (148 persons)	6,094,516	677,083

(1)
Represents the value of the shares of Common Stock underlying Contingent Awards to be granted in the form of restricted stock units based on the closing price of a share of Common Stock on December 31, 2025 (which was $19.99). The actual value of the shares of Common Stock underlying such Contingent Awards will not be known until the date of grant.

(2)
The Contingent Awards consist of 875,077 shares of Common Stock subject to stock options and 508,676 subject to restricted stock units. Each stock option will expire on the tenth (10th) anniversary of the date of grant (subject to automatic extensions in connection with Blackout Periods as described above) and will have a per share exercise price equal to the closing price of a share of Common Stock on the date of the annual meeting at which the 2026 Plan is approved. Each Contingent Award shall vest 25% on February 20, 2027, with the remaining portion vesting in equal quarterly installments of 6.25% over the subsequent three years.

No awards will be granted under the 2026 Plan unless it is approved by our stockholders. The selection of individuals who will receive awards under the 2026 Plan, if our stockholders approve the 2026 Plan, and the amount of any such awards is not yet determinable due to vesting and other requirements. Therefore, it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of participants, other than the Contingent Awards described above. In 2025, we granted awards under the 2012 Plan to our named executive officers, non-employee directors and other eligible employees. These awards are described under the “Executive Compensation” and “Director Compensation” sections in this Proxy Statement.

Equity Compensation Plan Information

The following table sets forth information regarding the Shares to be issued and the Shares remaining available for issuance under our stock-based incentive plans as of December 31, 2025. The amounts shown do not include the Shares that would be available for issuance if the 2026 Plan is approved.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Securities remaining available for future issuance under equity compensation plans (c)
Equity compensation plans approved by security holders
2012 Equity Incentive Plan (1)	3,758,334	$16.08	20
2023 Employee Stock Purchase Plan	-	-	2,385,766
Equity compensation plans not approved by security holders	-	-	-
Total	3,758,334	$16.08	2,385,786

(1)
Includes 2,833,887 shares subject to outstanding stock options and 924,447 shares subject to outstanding restricted stock units. The weighted-average exercise price in column (b) does not take restricted stock units into account, as they have no exercise price.

Vote Required for Approval

The approval of the 2026 Plan requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of our Common Stock who are entitled to vote and who actually cast their vote at the annual meeting. Failure to vote by proxy or to vote in person at the annual meeting, an abstention from voting or broker non-votes will have no effect on the outcome of the vote on the 2026 Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 4.

REPORT OF THE AUDIT COMMITTEE2

The Audit Committee has reviewed and discussed with our management the audited financial statements of the Company included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “10-K”).

The Audit Committee has also reviewed and discussed with Deloitte and Touche LLP the audited financial statements in the 10- K. In addition, the Audit Committee discussed with Deloitte and Touche LLP those matters required to be discussed by the auditors with the Audit Committee under Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 1301, Communications with Audit Committees. Additionally, Deloitte and Touche LLP provided to the Audit Committee the written disclosures required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence and discussed with Deloitte and Touche LLP the independent auditors’ independence.

Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s 10-K for filing with the SEC.

Submitted by the following members of the Audit Committee:

Jules Haimovitz, Chairperson
Mark A. DiPaolo, Esq.
Sarah J. Schlesinger, M.D.
Derek A. Small

2
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Innoviva under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EXECUTIVE OFFICERS

The following table sets forth the name, age, and position of each of our executive officers as of March 9, 2026:

Name	Age	Positions Held
Pavel Raifeld	42	Chief Executive Officer
Stephen Basso	60	Chief Financial Officer & President of IST
Marianne Zhen	57	Chief Accounting Officer

Pavel Raifeld, CFA, was appointed Chief Executive Officer in 2020. Prior to his appointment, Mr. Raifeld served on the investment team at Sarissa Capital Management LP, an investment management firm focused on improving strategies of companies to enhance shareholder value. Earlier, he was a senior member of the healthcare investment banking team at Credit Suisse Securities (USA) LLC. Previously, Mr. Raifeld worked as a consultant, primarily specializing in advising biopharmaceutical companies, at McKinsey & Company, Inc. and The Boston Consulting Group Ltd. Mr. Raifeld earned an A.B. degree from Harvard University and an M.B.A. degree from Columbia University.

Stephen Basso was appointed Chief Financial Officer of the Company in August 2023. Prior to joining Innoviva, Mr. Basso served as the Chief Financial Officer and Chief Operating Officer at Cybrexa Therapeutics and has held a variety of financial leadership positions at Inozyme Pharma, Alexion Pharmaceuticals, Pfizer and Fidelity Investments. He received a B.S. degree in business from Providence College and an M.B.A. from Boston College.

Marianne Zhen, CPA, was appointed Chief Accounting Officer in July 2018. Prior to joining Innoviva in October 2014, Ms. Zhen held various financial leadership roles across diverse industries, including at companies such as Model N and Mosys. Ms. Zhen served as a member of board of directors of the California Society of Certified Public Accountants (“CalCPA”) Peninsula/Silicon Valley Chapter. Ms. Zhen earned a B.S. degree in Business Administration with a concentration in Accounting from San Francisco State University. She is a member of the American Institute of Certified Public Accountants and a member of CalCPA.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of our voting securities as of March 9, 2026 by:

•	each person known by us to be the beneficial owner of more than 5% of any class of our voting securities;

•	our named executive officers;

•	each of our directors; and

•	all executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as noted by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The table below is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the SEC.

This table lists applicable percentage ownership based on 74,051,362 shares of Common Stock outstanding as of March 9, 2026. Options to purchase shares of our Common Stock that are exercisable within 60 days of March 9, 2026 and RSUs that may be settled on or within 60 days of March 9, 2026 are deemed to be beneficially owned by the persons holding these options for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage.

Name and Address of Beneficial Owner(1)	Number of Shares	Percent of Total Outstanding Common Stock
5% Stockholders
BlackRock, Inc.(2)	10,676,775	14.42%
55 East 52nd Street
New York, NY 10022
The Vanguard Group(3)	7,917,103	10.69%
100 Vanguard Blvd.
Malvern, PA 19355
Dimensional Fund Advisors LP(4)	4,360,401	5.89%
2000 Sierra Point Parkway, Suite 500
Brisbane, California 94005
Renaissance Technologies LLC(5)	4,210,172	5.69%
800 Third Avenue
New York, NY 10022

Name and Address of Beneficial Owner(1)	Number of Shares	Percent of Total Outstanding Common Stock
Directors and Officers
Mark A. DiPaolo, Esq., Director(6)	160,706	*
Jules Haimovitz, Director(7)	172,906	*
Sarah J. Schlesinger, M.D., Director(8)	160,706	*
Derek A. Small, Director(9)	46,082	*
Pavel Raifeld, Chief Executive Officer and Director(10)	734,885	*
Stephen Basso, Chief Financial Officer(11)	130,963	*
Marianne Zhen, Chief Accounting Officer(12)	84,298	*
All current executive officers and directors as a group (7 persons)	1,490,546	2.01%

*	Less than one percent.
(1)	Unless otherwise indicated, the address for each beneficial owner is c/o Innoviva, Inc., 1350 Old Bayshore Highway, Suite 400, Burlingame, California 94010.
(2)
As reported on Form 13F filed with the SEC on February 12, 2026. The report states that BlackRock, Inc. has sole voting power over 10,388,029 shares, sole investment discretion over 10,673,640 shares and shared investment discretion over 3,135 shares. The report states that the aggregate amount beneficially owned by BlackRock, Inc. is 10,676,775 shares.

(3)
As reported on Form 13F filed with the SEC on January 29, 2026. The report states that The Vanguard Group has shared voting power over 494,332 shares, sole investment discretion over 7,341,118 shares and shared investment discretion over 575,985 shares. The report states that the aggregate amount beneficially owned by The Vanguard Group is 7,917,103 shares.

(4)
As reported on Form 13F filed with the SEC on February 12, 2026. The report states that Dimensional Fund Advisors LP has sole voting power over 4,087,646 shares, shared voting power over 167,996 shares, sole investment discretion over 4,184,652 shares and shared investment discretion over 175,749 shares. The report states that the aggregate amount beneficially owned by Dimensional Fund Advisors LP is 4,360,401 shares.

(5)
As reported on Form 13F filed with the SEC on February 12, 2026. The report states that Renaissance Technologies LLC has sole voting power over 4,210,172 shares and sole investment discretion over 4,210,172 shares. The report states that the aggregate amount beneficially owned by Renaissance Technologies LLC is 4,210,172 shares.

(6)	Includes 12,077 shares subject to RSUs that will settle and 30,000 options that will be exercisable within 60 days of March 9, 2026.
(7)	Includes 12,077 shares subject to RSUs that will settle and 30,000 options that will be exercisable within 60 days of March 9, 2026.
(8)	Includes 12,077 shares subject to RSUs that will settle and 30,000 options that will be exercisable within 60 days of March 9, 2026.
(9)	Includes 16,098 shares subject to RSUs that will settle and 10,833 options that will be exercisable within 60 days of March 9, 2026.
(10)
Includes 714,063 options exercisable within 60 days of March 9, 2026 and does not include Contingent Awards which are subject to stockholder approval of the 2026 Plan and will be made immediately following the end of the Annual Meeting at which the 2026 Plan is approved.

(11)
Includes 122,533 options exercisable within 60 days of March 9, 2026 and does not include Contingent Awards which are subject to stockholder approval of the 2026 Plan and will be made immediately following the end of the Annual Meeting at which the 2026 Plan is approved.

(12)
Includes 54,086 options exercisable within 60 days of March 9, 2026 and does not include Contingent Awards which are subject to stockholder approval of the 2026 Plan and will be made immediately following the end of the Annual Meeting at which the 2026 Plan is approved.

Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than 10% of our Common Stock to file reports regarding their ownership and changes in ownership of our securities with the SEC, and to furnish us with copies of all Section 16(a) reports that they file.

Delinquent Section 16(a) Reports

During the fiscal year ended December 31, 2025, Pavel Raifeld, our Chief Executive Officer, Stephen Basso, our Chief Financial Officer, and Marianne Zhen, our Chief Accounting Officer, were each late in the filing of one Form 4, each for one transaction. Otherwise, we believe that during the fiscal year ended December 31, 2025, our directors, executive officers, and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements. In making these statements, we have relied upon a review of the copies of Section 16(a) reports furnished to us and written representations from certain parties that no other reports were required.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis provides an overview of how our named executive officers were compensated in 2025, as well as how this compensation furthers our established compensation philosophy and objectives.

For 2025, our “named executive officers” consisted of the following individuals:
•	Pavel Raifeld, our Chief Executive Officer;
•	Stephen Basso, our Chief Financial Officer and President of IST; and
•	Marianne Zhen, our Chief Accounting Officer

Compensation Philosophy and Objectives

The primary goals of our executive compensation programs are to (i) fairly compensate and reward executives for performance, (ii) attract and retain highly qualified executives, and (iii) align executives’ long-term interests with those of our stockholders.

Compensation Committee

Our Compensation Committee is currently comprised of four independent members of our Board of Directors. The Compensation Committee’s primary responsibilities are to review the performance of our named executive officers and to assure that our named executive officers as well as other non-executive employees are compensated effectively in a manner consistent with our compensation philosophy. Our Compensation Committee is responsible for evaluating Mr. Raifeld’s performance and recommending to the Board of Directors his salary and contingent compensation, based on relevant criteria as determined by the Compensation Committee, including making the recommendation to the Board of Directors to establish compensation plans, establishing targets and incentive awards under such plans and making any determinations required to be made under such plans. Other than with respect to the Company’s Chief Executive Officer, the Compensation Committee has final decision making authority with respect to salary increases, annual bonuses and equity awards, but it solicits recommendations from Mr. Raifeld on the compensation of his direct reports and other employees generally. Mr. Raifeld is not involved in any decisions with respect to his own compensation.

The Compensation Committee has established compensation programs for our named executive officers based on their actual responsibilities, relying on the expertise of its members.

Role of Compensation Consultant

The Compensation Committee retained Meridian as its independent compensation consultant to provide market intelligence on compensation trends, views and recommendations with respect to our director and executive compensation programs. During 2025, Meridian advised the Compensation Committee on determining the Company’s peer group, including as it relates to determining compensation and providing guidelines for governance, and performed a benchmarking study to review the compensation practices of the Company to its peers, in addition to other compensation advisory services on behalf of the Compensation Committee.

No member of management or the Compensation Committee has any contractual or pecuniary arrangement with Meridian. The Compensation Committee assessed Meridian’s independence pursuant to the SEC rules and the Nasdaq listing standards and concluded that the engagement did not raise any conflicts of interest. In reaching this conclusion, the Compensation Committee considered all factors relevant to Meridian’s independence from management.

Benchmarking and Peer Group Data

As indicated above, the Compensation Committee engaged Meridian in 2024 to establish a peer group and to conduct a study for purposes of reviewing the Company’s 2025 compensation structure as it relates to similarly situated companies and identify areas to further create proper incentives for attracting and retaining top talent. In developing an industry peer group in consultation with Meridian, the Compensation Committee considered the business of the Company as it relates to the business of IST and generally considered biopharmaceutical and/or related investment and asset management companies of similar size and character, including based on market capitalization, employee headcount, operational revenue and operating expenses, assets under management and cash and short-term investments. Based on this criteria, the Compensation Committee approved the following peer group on July 25, 2024:

Agios Pharmaceuticals, Inc.	Coherus BioSciences, Inc.	Morphic Holding, Inc.	Travere Therapeutics, Inc.
Amarin Corporation plc	DRI Healthcare Trust	Savara Inc.	Verona Pharma plc
Arvinas, Inc.	Ligand Pharmaceuticals Inc.	SpringWorks Therapeutics, Inc.	Xencor, Inc.
Catalyst Pharmaceuticals, Inc.	MacroGenics, Inc.	Theravance Biopharma, Inc.	Xeris Biopharma Holdings, Inc.
Cogent Biosciences, Inc.

Based on the peer group established and approved by the Compensation Committee, Meridian conducted a competitive benchmarking analysis of the Company’s compensation and incentive programs that the Compensation Committee considered for future compensation decisions.

2025 Vote on Executive Compensation

At our 2025 annual meeting of stockholders, approximately 95.7% of our stockholders who cast a vote (disregarding those who abstained and broker non-votes) voted “For” a non-binding advisory resolution approving the compensation of our named executive officers (the “2025 Say-on-Pay Resolutions”), as disclosed in the proxy statement for that meeting. Based on a review of the overwhelming support of the 2025 Say-on-Pay Resolutions by our stockholders, our Compensation Committee determined that no major changes to our compensation policies or practices were required during 2025 on account of our stockholders vote on the 2025 Say-on-Pay Resolutions.

Principal Elements of Compensation

Base Salaries

Base salaries are set to reflect compensation commensurate with the individual’s current position. The salaries for our named executive officers were established based on the underlying scope of their respective responsibilities, described below. From time to time, salaries may be adjusted to reflect promotions, increases in responsibilities and competitive considerations. Accordingly, the Compensation Committee approved the following merit-based salary increases based on employee performance: a $95,000 annual increase in Mr. Raifeld’s base salary effective as of January 1, 2025 in order to adjust the proportion of his total compensation which was fixed versus variable pay relative to peer companies which resulted in a total change of annual target cash compensation from $909,000 to $960,000, and annual increases of $18,500 and $16,000 in the base salaries for Mr. Basso and Ms. Zhen, respectively, each effective as of January 1, 2025. The annual base salary of each of our named executive officers as of December 31, 2025 is set forth in the table below.

Annual Base Salary
Named Executive Officer	(as of December 31, 2025)(1)
Pavel Raifeld	$600,000
Stephen Basso	$473,000
Marianne Zhen	$420,000

Annual Cash Incentive Compensation

The target bonuses for Messrs. Raifeld and Basso were included in their negotiated offer letters. The target bonuses for each of our named executive officers is set forth in the table below.

2025 Target Bonus
Named Executive Officer	(as a % of Annual Base Salary)
Pavel Raifeld	60%
Stephen Basso	45%
Marianne Zhen	55%

Messrs. Raifeld’s and Basso’s bonuses were paid based on the Company’s achievements, reaching 105% of their 100% target. The target bonus percentage for Mr. Raifeld was reduced from 80% to 60% in order to adjust the proportion of his total compensation which was fixed versus variable pay relative to peer companies which resulted in a total change of annual target cash compensation from $909,000 to $960,000. Ms. Zhen’s bonus was structured differently, with a target of 75% based on the Company attainment and 25% on individual performance. Ms. Zhen’s bonus was paid out based on the Company reaching 105% of the 75% target and her individual performance surpassing the 25% target by 110%.

Equity Incentive Compensation

From time to time, we have granted stock options, restricted stock awards (“RSAs”) and restricted stock units (“RSUs”) to our named executive officers. We do not use a targeted cash/equity split to set officer compensation. The Company’s practice is to grant equity awards to its named executive officers, other than the Chief Executive Officer, each year in order to closely align the executives’ pay with the Company’s stock value and overall performance.

The Compensation Committee approved annual grants of nonstatutory stock options and RSUs, as applicable, to our named executive officers, following its review of Meridian’s compensation benchmarking analysis. In November 2025, to provide more ownership to better align with shareholders and to be market competitive, the Committee approved additional equity grants to Messrs. Raifeld and Basso. These awards were not intended to be viewed as supplemental, but as part of the annual grant.

Named Executive Officer	Options	RSUs
Pavel Raifeld	243,750	147,813
Stephen Basso	100,831	38,178
Marianne Zhen	30,300	8,938

The nonstatutory stock options and RSUs granted to our named executive officers as set forth above are scheduled to vest over a period of four years (with the first 25% vesting on February 20, 2026, except with respect to 110,436 and 27,609 RSUs granted to Messrs. Raifeld and Basso respectively, which will vest on November 20, 2026) and the remainder scheduled to vest in equal quarterly installments over the next three years thereafter), in each case, subject to the named executive officer’s continuous service through each vesting date.

Policies and Practices Related to the Grant of Certain Equity Awards

We do not maintain a formal policy or guidelines relating to the grant of stock options close in time to the release of material nonpublic information, and we generally grant annual awards of stock options during the first quarter of each year (other than with respect to off-cycle grants in connection with new hire and promotion-related grants). However, for the calendar year ended December 31, 2025, we did make off-cycle RSU grants to Messrs. Raifeld and Basso, following the Compensation Committee’s review of Meridian’s compensation benchmarking analysis. In the event that our Compensation Committee becomes aware of material nonpublic information prior to granting stock options, the Compensation Committee will take the existence of such information into consideration in determining whether to delay the grant of stock options.

The following table contains information required by Item 402(x)(2) of Regulation S-K about stock option awards to our named executive officers in our fiscal year ended December 31, 2025 during the period from four business days before to one business day after the filing of our annual report on Form 10-K on February 26, 2025. We did not grant any stock option awards to our named executive officers during our most recently completed fiscal year during the period from four business days before to one business day after the filing of any quarterly report on Form 10-Q or any current report on Form 8-K disclosing material nonpublic information.
Name	Grant Date	Number of Securities Underlying Award	Exercise Price of the Award ($/Sh)	Grant Date Fair Value of the Award(1)
Percentage Change in the
Closing Market Price of the
Securities Underlying the
Award Between the Trading Day
Ending Immediately Prior to the
Disclosure of Material Nonpublic
Information and the Trading Day
Beginning Immediately Following
the Disclosure of Material
Nonpublic Information

Stephen Basso	2/24/2025	100,831	18.08	$765,348	-5.42%
Marianne Zhen	2/24/2025	30,300	18.08	$229,989	-5.42%

(1)
Amounts reflect the aggregate grant date fair value of the stock option awards, determined in accordance with FASB ASC Topic 718. This amount does not reflect the actual economic value realized by the NEO. See Note 10 of the notes to our consolidated financial statements in our Annual Report on Form 10-K filed on February 25, 2026, for a discussion of all assumptions made by the Company in determining the grant date fair values of its equity awards in 2025.

Retirement Plan

The Company maintains a 401(k) plan that is a tax-qualified defined contribution retirement savings plan available to all of the Company’s employees. Participants in the Company’s 401(k) plan can defer eligible compensation and receive a matching contribution of up to 50% of an employee’s deferred compensation. All of our named executive officers participate in our 401(k) plan.

Perquisites

During 2025, we did not provide any perquisites to executive officers that were not provided to all employees.

Offer Letters

The Company has entered into offer letters with each of its named executive officers, each of which provides the executive with severance protection following a “good leaver” termination (as further described in the section titled Potential Payments Upon Termination or Change in Control below). The Compensation Committee determined this to be in the best interest of the Company and necessary to attract top talent. Each of the offer letters are described in more detail below.

Board’s Role in Risk Oversight

The Board of Directors oversees the Company’s risk management, and has delegated this authority to the Compensation Committee. The Compensation Committee has reviewed the Company’s compensation policies as generally applicable to employees and executives and believes that such policies do not encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. We believe that the Company’s leadership and compensation structure enhances risk oversight, including through the implementation of a clawback policy, paying named executive officers competitive salaries thus mitigating the need to take significant risks to earn compensation commensurate to their position, awarding named executive officers a mix of cash bonuses and equity awards each year, and our stock ownership guidelines.

Corporate Governance Policies

We have the following corporate governance policies that complement our executive compensation program:

Stock Ownership Guidelines

Our Stock Ownership Guidelines require each of our executive officers to own shares and share equivalents equal in value to a multiple of base salary, specifically, six times salary for the Chief Executive Officer and two times salary for the other executive officers. Under our Stock Ownership Guidelines, shares do not count towards satisfaction of the ownership guidelines with respect to (i) RSAs and RSUs that vest based on the achievement of performance goals until the applicable performance conditions have been satisfied, or (ii) unexercised stock options (whether vested or unvested). Officers are required to be in compliance with these guidelines by the five-year anniversary of their commencement of service as an executive officer. Thereafter, compliance will be measured annually. If, at the compliance measurement date, the executive officer does not meet the guideline, then until such officer is in compliance, he or she will be expected to hold 50% of the after-tax shares acquired thereafter, whether by option exercise, vesting or settlement of equity awards, or an open-market purchase. Mr. Basso’s service as an executive officer of the Company commenced on August 21, 2023, and therefore he was not yet required to meet the share ownership thresholds under the guideline. Mr. Raifeld and Ms. Zhen, whose services as executive officers of the Company commenced on May 20, 2020 and July 26, 2018, respectively, are each in compliance with the guidelines, provided the 2026 Plan is approved and the Contingent Awards are received and each of their in-the-money options as of March 9, 2026, are counted towards stock ownership for purposes of the Stock Ownership Guidelines. Until such time as Mr. Raifeld and Ms. Zhen convert their options to Common Stock to comply with the Stock Ownership Guidelines, they are expected to hold 50% of the after-tax shares acquired, including shares acquired upon option exercise, vesting or settlement of equity awards, or an open-market purchase.

Clawback Policy

On October 30, 2023, the Company adopted a policy for the recovery of erroneously awarded compensation (a “clawback policy”) that complies with recently enacted SEC rules and Nasdaq listing standards. The policies require the Company to recoup incentive-based compensation from our named executive officers in the event that the Company issues a restatement of its financial statements, to the extent such incentive-based compensation received by the individual exceeds the amount the individual would have received based on the restated financial statements.

Tax and Accounting Policies

Section 162(m)

Section 162(m) of the Internal Revenue Code (the “Code”) generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid to certain executive officers. The executive officers subject to Section 162(m) of the Code (the “Covered Employees”) include any individual who served as the Chief Executive Officer and Chief Financial Officer at any time during the taxable year and the three other most highly compensated officers (other than the Chief Executive Officer and Chief Financial Officer) for the taxable year. As a general matter, while the Compensation Committee considers tax deductibility under the Code as one of several relevant factors in determining executive compensation, it retains the flexibility to design and maintain executive compensation arrangements that it believes will attract and retain executive talent, even if such compensation is not deductible by the Company for federal income tax purposes.

COMPENSATION COMMITTEE REPORT1

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the following members of the Compensation Committee:
•	Derek A. Small, Chairperson
•	Mark A. DiPaolo, Esq.
•	Jules Haimovitz
•	Sarah J. Schlesinger, M.D.

Summary Compensation Table

The following table sets forth all of the compensation awarded to, earned by, or paid to our named executive officers for fiscal years 2025, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Pavel Raifeld	2025	600,000	378,000	2,649,982	1,748,882	23,333	5,400,197
Chief Executive Officer	2024	503,333	414,747	-	1,775,340	23,000	2,716,420
	2023	485,000	361,648	-	-	22,000	868,648
Stephen Basso	2025	475,000	223,493	691,087	765,348	18,348	2,171,276
Chief Financial Officer and President of IST	2024	454,500	187,254	179,988	166,329	21,726	1,009,797
	2023	164,063	163,363	-	845,625	9,000	1,182,051
Marianne Zhen	2025	420,000	245,438	161,599	229,989	25,833	1,082,859
Chief Accounting Officer	2024	404,000	229,977	159,990	147,852	25,500	967,319
	2023	400,000	220,550	174,997	104,162	24,500	924,209

(1)	Includes discretionary annual bonus amounts paid to the officers.
(2)
The amounts reported in the “Stock Awards” column represent RSUs and the amounts reported in the “Option Awards” column represent the stock options granted to each of our named executive officers. In each case, the aggregate grant date fair value of options or stock awards granted to the officers in the applicable fiscal year was computed in accordance with FASB ASC Topic 718. See Note 10 of the notes to our consolidated financial statements in our Annual Report on Form 10-K filed on February 25, 2026, for a discussion of all assumptions made by the Company in determining the grant date fair values of its equity awards in 2025.

(3)
The amounts for each named executive officer in this column reflect a 401(k) matching contribution made by the Company, which was provided to our named executive officers on the same basis as it was provided to all other regular U.S. employees.

2025 Grants of Plan-Based Awards

The following table sets forth the equity awards granted to each of our named executive officers during fiscal year 2025. All equity awards to our named executive officers were made under our 2012 Incentive Plan.

1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Innoviva under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Name	Grant Date	All Other Stock Awards: Number of Shares or Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Pavel Raifeld	3/14/2025			243,750	(2)	17.39	1,748,882
	3/14/2025	37,377	(1)				649,986
	11/3/2025	110,436	(2)	-		-	1,999,996
Stephen Basso	2/24/2025			100,831	(2)	18.08	765,348
	2/24/2025	10,569	(1)				191,088
	11/3/2025	27,609	(2)	-		-	499,999
Marianne Zhen	2/24/2025	8,938	(2)	30,300	(2)	18.08	229,989
	2/24/2025	8,938	(1)				161,599

(1)
Mr. Raifeld was granted RSUs on March 14, 2025 and November 3, 2025, Mr. Basso was granted RSUs on February 24, 2025 and November 3, 2025, and Ms. Zhen was granted RSUs on February 24, 2025, in each case under our 2012 Incentive Plan. The RSUs granted to each named executive officer are scheduled to vest over a period of four years (with the first 25% vesting on February 20, 2026, except with respect to 110,436 and 27,609 RSUs granted to Messrs. Raifeld and Basso respectively, which will vest on November 20, 2026, and the remainder are scheduled to vest in equal quarterly installments over the next three years thereafter), provided that the named executive officer remains in continuous service through each vesting date, with accelerated vesting (i) in the event of a “change in control” (as defined in the 2012 Incentive Plan) of the Company in which the RSUs are not assumed or replaced, or (ii) in the event that the named executive officer experiences a termination of employment by the Company without “cause” or resigns for “good reason” (each as defined in named executive officer’s offer letter) within 24 months following a “change in control,” subject to an effective release of claims.

(2)
Each of our named executive officers was granted options to purchase shares of the Company’s Common Stock in February 2025 under our 2012 Incentive Plan, except with respect to Mr. Raifeld whose options to purchase shares of the Company’s Common Stock were granted in March. The nonstatutory stock options granted to each named executive officer are scheduled to vest over a period of four years (with the first 25% vesting on February 20, 2026 and the remainder scheduled to vest in equal quarterly installments over the next three years thereafter), provided that the named executive officer remains in continuous service through each vesting date, with accelerated vesting (i) in the event of a “change in control” (as defined in the 2012 Incentive Plan) of the Company in which the options are not assumed or replaced, or (ii) in the event that the named executive officer experiences a termination of employment by the Company without “cause” or resigns for “good reason” (each as defined in the named executive officer’s offer letter) within 24 months following a “change in control,” subject to an effective release of claims.

Narrative to Summary Compensation Table and 2025 Grants of Plan-Based Awards Table

2012 Incentive Plan

The currently outstanding equity-based awards granted to our named executive officers are governed by our 2012 Incentive Plan. On May 16, 2012, our stockholders approved our 2012 Incentive Plan to promote the long- term success of the Company and the creation of stockholder value by encouraging employees, outside directors and consultants to focus on critical long-range objectives, attracting and retaining key employees, outside directors and consultants, and linking employees, outside directors and consultants directly to stockholder interests through increased stock ownership. The 2012 Incentive Plan permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, and performance cash awards. Under the 2012 Incentive Plan, as of May 16, 2012, the Company was authorized to issue up to 6,500,000 shares of Common Stock.

Pavel Raifeld

On April 29, 2022, Mr. Raifeld entered into a new letter agreement with the Company that extended the term of his employment as our Chief Executive Officer through April 30, 2024 (the “Initial Term”), whereupon his term is automatically extended for successive one-year periods unless either party gives written notice of non-extension to the other no later than sixty (60) days prior to the expiration of the then-applicable term. The letter provided for an annual base salary of $500,000 from May 1, 2023 through April 30, 2024. Effective May 1, 2024, Mr. Raifeld’s base salary was increased from $500,000 to $505,000 on May 1, 2024. The letter also provides for Mr. Raifeld’s eligibility to receive an annual discretionary bonus with an annual target payout of up to 80% of his base salary. Effective January 1, 2025, Mr. Raifeld’s base salary was increased from $505,000 to $600,000 and his annual discretionary bonus target was reduced from 80% to 60% of his base salary. The target bonus percentage for Mr. Raifeld was adjusted in order to more competitively align with pay packages offered to CEOs at peer companies which resulted in a change of annual target cash compensation from $909,000 to $960,000, respectively.

Pursuant to the letter, Mr. Raifeld is also eligible to receive severance benefits in connection with certain qualifying terminations, as described under “Potential Payments Upon Termination or Change in Control” below.

Stephen Basso

In connection with his appointment as our Chief Financial Officer, the Company and Mr. Basso entered into an offer letter on July 28, 2023. Mr. Basso’s agreement provides for the payment of an annual base salary of $450,000, which was increased to $454,500, effective January 1, 2024. The agreement also provided for annual bonus eligibility with an annual target payout of 40% of his base salary. Effective January 1, 2025, Mr. Basso’s salary increased from $454,500 to $473,000 and his annual discretionary bonus target was increased from 40% to 45% of his base salary.

Under his offer letter, Mr. Basso is also eligible to receive severance benefits in connection with certain qualifying terminations, as described under “Potential Payments Upon Termination or Change in Control” below.

Marianne Zhen

In connection with her appointment as our Chief Accounting Officer, the Company and Ms. Zhen entered into an offer letter on September 7, 2018. The agreement provides for annual bonus eligibility with an annual target payout of 50% of her base salary, which was increased to 55% of her base salary, effective March 1, 2022. Ms. Zhen’s annual base salary increased to $404,000, effective January 1, 2024. Effective January 1, 2025, Ms. Zhen’s salary increased from $404,000 to $420,000.

Under the terms of Ms. Zhen’s agreement, Ms. Zhen is also eligible to receive severance benefits in connection with certain qualifying terminations, as described under “Potential Payments Upon Termination or Change in Control” below.

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table sets forth information regarding all equity awards held by each of our named executive officers as of December 31, 2025. All such awards were granted under our 2012 Incentive Plan.

		Option Awards				Stock Awards
Name(1)		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Pavel Raifeld		250,000	-	14.10	5/19/2030	-	-
		100,000	-	13.17	5/20/2031	-	-
	(3)	131,250	18,750	16.31	5/1/2032	-	-
	(4)	32,813	42,187	14.88	3/4/2034	-	-
	(4)	43,750	56,250	18.00	3/4/2034	-	-
	(4)	65,625	84,375	20.00	3/4/2034	-	-
	(8)	-	243,750	17.39	3/13/2035	-	-
	(8)	-	-	-	-	37,377	747,166
	(9)	-	-	-	-	110,436	2,207,415
Stephen Basso	(5)	75,000	75,000	12.75	8/30/2033	-	-
	(4)	11,331	14,568	14.88	3/4/2034	-	-
	(4)	-	-	-	-	6,804	136,012
	(8)	-	100,831	18.08	2/23/2035	-	-
	(8)	-	-	-	-	10,569	211,274
	(9)	-	-	-	-	27,609	551,904
Marianne Zhen		5,000	-	12.13	3/28/2031	-	-
	(6)	14,063	937	18.68	2/29/2032	-	-
	(7)	13,750	6,250	12.20	4/12/2033	-	-
	(6)	-	-	-	-	418	8,356
	(7)	-	-	-	-	4,482	89,595
	(4)	-	-	-	-	6,048	120,900
	(4)	10,073	12,949	14.88	3/4/2034	-	-
	(8)	-	30,300	18.08	2/23/2035	-	-
	(8)	-	-	-	-	8,938	178,671
(1)
Except as it relates to change in control-related vesting provisions described herein, vesting is conditioned on continuous service through each vesting date. Pursuant to Ms. Zhen’s offer letter and applicable award agreements, in the event that Ms. Zhen undergoes an involuntary termination of employment within 3 months before or 24 months after a change in control of the Company, all unvested RSAs and stock options held by Ms. Zhen will be accelerated. Pursuant to our 2012 Incentive Plan, all outstanding stock awards automatically accelerate in the event of a “change in control” (as defined in the 2012 Incentive Plan) of the Company in which the stock awards are not assumed or replaced, unless otherwise provided in the applicable award agreement. In addition, the applicable award agreements provide for accelerated vesting if the named executive officer undergoes an involuntary termination of employment within 24 months following a “change in control” of the Company (or within 12 months following a “change in control” of the Company with respect to Mr. Basso’s options with an expiration date of August 30, 2033). For more information regarding the termination entitlements for each named executive officer, please see the section titled “-Potential Payments Upon Termination or Change in Control.”

(2)
Computed in accordance with SEC rules as the number of unvested shares multiplied by the closing market price of our Common Stock on December 31, 2025, which was $19.99. The actual value (if any) to be realized by the officer depends on whether the shares vest and the future performance of our Common Stock.

(3)	The remaining unvested options will vest in equal quarterly installments from February 20, 2026 until May 20, 2026.
(4)	The remaining unvested options will vest in equal quarterly installments from February 20, 2026 until February 20, 2028.
(5)	The remaining unvested options will vest in equal quarterly installments from February 20, 2026 until November 20, 2027.
(6)	The remaining unvested options or RSAs, as applicable, will vest on February 20, 2026.
(7)	The remaining unvested options or RSUs, as applicable, will vest in equal quarterly installments from February 20, 2026 until February 20, 2027.
(8)
The first 25% of the options or RSUs, as applicable, vest on February 20, 2026, and the remaining 75% of the options or RSUs, as applicable, vest in equal quarterly installments over three years thereafter.

(9)	The first 25% of the RSUs vest on November 20, 2026, and the remaining 75% of the RSUs vest in equal quarterly installments over three years thereafter.

2025 Option Exercises and Stock Vested

The following table shows the number of shares of restricted stock held by Mr. Basso and Ms. Zhen that vested during the 2025 fiscal year. Mr. Raifeld did not hold shares of restricted stock that vested during the 2025 fiscal year and none of our named executive officers acquired shares upon exercise of options during fiscal year 2025.

		Stock Awards
		Number of Shares Acquired on	Value Realized
Name	Security	Vesting (#)	on Vesting ($)(1)
Stephen Basso	INVA	5,292	99,921
Marianne Zhen	INVA	10,607	202,953

(1)
Value realized is based on the fair market value of our Common Stock on the vesting date multiplied by the number of shares vested and does not necessarily reflect proceeds received by Mr. Basso and Ms. Zhen.

Potential Payments Upon Termination or Change in Control

Each of our named executive officers is, or was, entitled to severance upon a qualifying termination pursuant to his or her offer letter, as applicable. For additional information regarding the agreements with our named executive officers, please see the section titled “Narrative to Summary Compensation Table and 2025 Grants of Plan-Based Awards Table” above.

2012 Incentive Plan

Pursuant to the 2012 Incentive Plan, if the Company undergoes a change in control while any of the named executive officers are still providing services and his or her stock awards are not assumed or replaced with a new award, each such named executive officer is entitled to fully accelerated vesting of all unvested stock awards.

Pavel Raifeld

Pursuant to Mr. Raifeld’s offer letter dated April 29, 2022, if the Company terminates Mr. Raifeld’s employment without “cause” (other than due to his death or disability), the Company will, subject to his execution and non-revocation of a general release of claims in favor of the Company, provide Mr. Raifeld with (i) continued payment of his base salary in accordance with the Company’s regular payroll practices for the six (6) month period immediately following the date of such termination, and (ii) continued eligibility to receive a pro-rata bonus (based on the number of full months of employment completed in the year of termination) for the year of termination, subject to the terms and conditions of the Company’s bonus program in effect at the time of termination (other than continued employment) including the achievement of any performance conditions, payable at the same time as bonuses are paid to active employees. In addition to the amounts payable under his offer letter, if Mr. Raifeld is subject to an involuntary termination of employment within twenty-four (24) months after a change in control of the Company, he is entitled to full vesting of all unvested stock options.

Stephen Basso

Pursuant to Mr. Basso’s offer letter dated July 28, 2023, if the Company terminates Mr. Basso’s employment without “cause” (other than due to his death or disability), the Company will, subject to his execution and non-revocation of a general release of claims in favor of the Company, provide Mr. Basso (i) continued payment of his base salary in accordance with the Company’s regular payroll practices for twelve (12) months following the date of such termination, (ii) payment of his monthly premium under COBRA until the earlier of twelve (12) months following the month of termination, expiration of the COBRA continuation coverage or the date when he obtains new employment offering comparable health insurance coverage, and (iii) in the event that such termination occurs within twelve (12) months after a change in control of the Company, all of his then-unvested stock options shall become fully vested as of the effective date of the release.

Pursuant to Mr. Basso’s RSU award, all unvested RSUs will fully accelerate vesting in the event that he undergoes a termination of employment by the Company without cause or by him for “good reason” (as defined in his offer letter) within twenty-four (24) months following a change in control, subject to an effective release of claims.

Marianne Zhen

Pursuant to the offer letter entered into with Ms. Zhen in September 2018 in connection with her appointment as our Chief Accounting Officer, if she is subject to an “involuntary termination” (as such term is defined in the offer letter) within 3 months prior to or twenty-four (24) months after a change in control of the Company, she is entitled to the following benefits, subject to her execution and non-revocation of a general release of claims in favor of the Company:

•	A lump sum payment equal to 100% of her annual base salary and target bonus.
•	A pro-rata target bonus (based on the number of full months of employment completed in the year of termination) for the year of termination.
•
Payment of her monthly premium under COBRA for the shorter of twelve (12) months, the expiration of her continuation coverage under COBRA or the date when she obtains new employment offering comparable health insurance coverage.

•	Full vesting of all of her unvested restricted stock and stock option awards.

Alternatively, Ms. Zhen’s offer letter provides that, if Ms. Zhen’s employment is terminated by the Company other than for “misconduct” or by her with “good reason” (as such terms are defined in the offer letter) and the termination does not otherwise entitle her to the change in control severance benefits (i.e., the termination is not within three (3) months prior to or twenty-four (24) months after a change in control of the Company), she is entitled to the following benefits, subject to her execution and non-revocation of a general release of claims in favor of the Company:

•	A lump sum payment equal to 100% of her annual base salary.
•
She will remain eligible to receive a pro-rata bonus (based on the number of full months of employment completed in the year of termination) for the year of termination, subject to the terms and conditions of the bonus program, including achievement of any performance conditions, payable at the same time as bonuses are paid to active employees.

•
Payment of her monthly premium under COBRA for the shorter of twelve (12) months, the expiration of her continuation coverage under COBRA and the date when she obtains new employment offering comparable health insurance coverage.

The following table shows the amounts and benefits that would have been payable to Mr. Raifeld, Mr. Basso and Ms. Zhen had a qualifying termination occurred on December 31, 2025 in various scenarios, including in connection with a change in control on the same date.

Name	Bonus for Year of Termination ($)		Cash Severance ($)		Vacation Payout ($)	Restricted Stock or Options that Vest ($)		Health and Welfare ($)		Total ($)
Pavel Raifeld
Termination Other than for Cause	378,000	(1)	300,000	(2)	100,961	-		-		778,961
Involuntary Termination in Connection with a Change in Control	378,000	(1)	300,000	(2)	100,961	3,985,045	(3)	-		4,764,006
Change in Control	-		-		-	3,985,045	(12)	-		3,985,045
Stephen Basso
Termination Other than for Cause	-		473,000	(4)	60,977	-		55,111	(6)	589,088
Involuntary Termination in Connection with a Change in Control	-		473,000	(4)	60,977	1,709,220	(5)	55,111	(6)	2,298,308
Change in Control	-		-		-	1,709,220	(12)	-		1,709,220
Marianne Zhen
Termination Other than for Misconduct	245,438	(7)	420,000	(8)	70,672	-		44,500	(9)	780,610
Involuntary Termination in Connection with a Change in Control	245,438	(7)	651,000	(10)	70,672	571,479	(11)	44,500	(9)	1,583,089
Change in Control	-		-		-	571,479	(12)	-		571,479
(1)
Reflects payment of Mr. Raifeld’s annual bonus based on actual performance. Mr. Raifeld’s offer letter provides that, if his employment is terminated by the Company without cause, he will remain eligible to receive a pro-rata target bonus (based on the number of full months of employment completed in the year of termination) for the year of termination, subject to the terms and conditions of the bonus program, including achievement of any performance conditions.

(2)	Reflects continued payment of Mr. Raifeld’s annual base salary for six months following a termination date of December 31, 2025.

(3)
Reflects the value of full vesting of all unvested restricted stock units and stock options held by Mr. Raifeld, which is equal to (i) the value of the 147,813 unvested shares of Common Stock of the Company underlying Mr. Raifeld’s restricted stock unit awards as of December 31, 2025, based on the closing price of $19.99 per share on December 31, 2025, plus (ii) the value of the 360,937 unvested shares of Common Stock of the Company underlying Mr. Raifeld’s stock option awards as of December 31, 2025, based on the amount by which the closing price of $19.99 per share on December 31, 2025 exceeds the exercise price per share. No amounts are included for outstanding stock option awards with exercise prices greater than the per share closing price on December 31, 2025.

(4)	Reflects 100% of Mr. Basso’s annual base salary.
(5)
Reflects the value of full vesting of all unvested restricted stock units and stock options held by Mr. Basso, which is equal to (i) the value of the 44,982 unvested shares of Common Stock of the Company underlying Mr. Basso’s restricted stock unit awards as of December 31, 2025, based on the closing price of $19.99 per share on December 31, 2025, plus (ii) the value of the 190,399 unvested shares of Common Stock of the Company underlying Mr. Basso’s stock option awards as of December 31, 2025, based on the amount by which the closing price of $19.99 per share on December 31, 2025 exceeds the exercise price per share.

(6)	Reflects the cost of Mr. Basso’s COBRA premiums for 12 months.
(7)	Reflects payment of Ms. Zhen’s 2025 annual bonus based on actual performance.
(8)	Reflects 100% of Ms. Zhen’s annual base salary.
(9)	Reflects the cost of Ms. Zhen’s COBRA premiums for 12 months.
(10)	Reflects 100% of Ms. Zhen’s annual base salary ($420,000) and target bonus ($231,000).
(11)
Reflects the value of full vesting of all unvested restricted stock and stock option awards held by Ms. Zhen, which is equal to (i) the value of the 418 unvested shares of Common Stock of the Company underlying Ms. Zhen’s restricted stock awards as of December 31, 2025, based on the closing price of $19.99 per share on December 31, 2025, (ii) the value of the 19,468 unvested shares of Common Stock of the Company underlying Ms. Zhen’s restricted stock unit awards as of December 31, 2025, based on the closing price of $19.99 per share on December 31, 2025, plus (iii) the value of the 50,436 unvested shares of Common Stock of the Company underlying Ms. Zhen’s stock option awards as of December 31, 2025, based on the amount by which the closing price of $19.99 per share on December 31, 2025 exceeds the exercise price per share. No amounts are included for outstanding stock option awards with exercise prices greater than the per share closing price on December 31, 2025.

(12)
Reflects the value of full vesting of all then unvested stock awards and option awards in the event that a change in control of the Company occurred on December 31, 2025 and each named executive officer’s stock awards were not assumed or replaced with new award, where each named executive officer’s employment continued after that date. Stock price represents a closing price on December 31, 2025 of $19.99.

Pay Ratio Disclosure

As required by the Dodd-Frank Act and SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Pavel Raifeld, our Chief Executive Officer, as of December 31, 2025:

For our fiscal year ended December 31, 2025:

•	The median of the annual total compensation of all employees (other than our Chief Executive Officer) was $437,552; and
•	The annual total compensation of Mr. Raifeld was $5,400,197 as reported in the Summary Compensation Table in this Proxy Statement.

Based on this information, the ratio of the annual total compensation of Mr. Raifeld on an annualized basis for 2025 to the median of the annual total compensation of our employees was approximately 12.34.

The above ratio is appropriately viewed as an estimate. To identify the median of the annual compensation of our employees, we reviewed the annualized compensation of our employees as of December 31, 2025 for the period from January 1, 2025 through December 31, 2025. As of December 31, 2025, we had 157 employees, excluding our Chief Executive Officer. Of our 157 employees, we determined that the employee with the 79th highest annual compensation best reflected “median employee” pay for 2025. No cost-of-living or other adjustments were made. Once we identified our “median employee” using the methodology described above, we determined that employee’s annual total compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K for purposes of calculating the required pay ratio.

Pay Versus Performance Disclosure

As required by Item 402(v) of Regulation S-K, this section discusses the relationship between executive compensation and the Company’s financial performance for each of the last five completed fiscal years. In determining the “compensation actually paid” to our named executive officers (or “NEOs”), we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The table below summarizes compensation values both previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for each of the fiscal years ended December 31, 2021, 2022, 2023, 2024 and 2025. Note that for our NEOs other than our current and prior principal executive officers (each, a “PEO”), compensation is reported as an average.

			Average Summary Compensation Table Total for Non-PEO	Average Compensation Actually Paid to Non-PEO	Value of Initial Fixed $100 Investment Based On:
	Summary Compensation Table Total for	Compensation Actually Paid			Total Shareholder	Peer Group Total Shareholder	Net Income	Basic
Year	PEO(1) ($)	to PEO(1)(2) ($)	NEOs(1) ($)	NEOs(1)(2) ($)	Return(3) ($)	Return(3) ($)	(4) ($)	EPS(5) ($)
2025	5,400,197	6,117,299	1,627,067	1,820,430	161	116	271,165,000	4.02
2024	2,716,420	3,094,792	1,019,955	860,567	140	88	23,392,000	0.37
2023	868,648	1,063,033	1,125,031	1,161,345	129	94	179,722,000	2.75
2022	1,798,966	7,127	665,254	497,932	107	90	220,262,000	3.07
2021	1,271,138	1,246,717	614,262	561,101	139	100	368,837,000	3.24

(1)	Mr. Raifeld has served as our Chief Executive Officer since May 20, 2020, and the dollar amounts reported for our PEO for fiscal years 2021, 2022, 2023, 2024, and 2025 reflect amounts for Mr. Raifeld.

The dollar amount reported for our Non-PEO NEOs for fiscal year 2021 reflects the amount for Ms. Zhen, our only non-PEO NEO for such fiscal year. The dollar amounts reported for our Non-PEO NEOs for fiscal year 2022 is the average of the amounts for Ms. Zhen and Larry Edwards (former President and Chief Executive Officer of La Jolla Pharmaceutical Company). The dollar amounts reported for our Non-PEO NEOs for fiscal year 2023 reflect the amounts for Ms. Zhen, Mr. Basso, Mr. Edwards and Margaret Koziel (former Chief Medical Officer). The dollar amounts reported for our Non-PEO NEOs for fiscal year 2025 reflect the amounts for Mr. Basso and Ms. Zhen.

(2)
The dollar amounts reported in these columns represent the amount of “compensation actually paid” to our NEOs as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our NEOs during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the total compensation reported for our NEOs in the “Total” column of the Summary Compensation Table to determine the amount of “compensation actually paid” for each year. NEOs do not participate in a defined benefit plan so no adjustment for pension benefits is included in the table below.

	Summary Compensation Table Total		Reported Value of Equity Awards(a)	Equity Award Adjustment(b)	Compensation Actually Paid
	Year	($) (a)	($) (b)	($) (c)	($) (a - b + c)
Pavel Raifeld	2025	5,400,197	4,398,864	5,115,966	6,117,299
	2024	2,716,420	1,775,340	2,153,712	3,094,792
	2023	868,648	-	194,385	1,063,033
	2022	1,798,966	1,044,300	(747,539)	7,127
	2021	1,271,138	580,330	555,909	1,246,717
Non-PEO NEOs	2025	1,627,067	924,011	1,117,374	1,820,430
	2024	1,019,955	478,560	319,172	860,567
	2023	1,125,031	370,304	406,618	1,161,345
	2022	665,254	120,461	(46,861)	497,932
	2021	614,262	152,086	98,925	561,101

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns, as applicable, in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustment for each applicable year includes the addition (or subtraction, as applicable) of the amounts set forth in the table below in accordance with Item 402(v) of Regulation S-K. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

	Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustment ($)
Pavel Raifeld	2025	4,924,045	67,396	-	124,526	-	-	5,115,966
	2024	2,166,571	(27,153)	-	14,294	-	-	2,153,712
	2023	-	224,616	-	(30,231)	-	-	194,385
	2022	(340,558)	(435,147)	-	28,166	-	-	(747,539)
	2021	224,504	405,433	-	(74,028)	-	-	555,909
Non-PEO NEOs	2025	978,432	89,403	-	49,539	-	-	1,117,374
	2024	260,661	25,314	-	33,197	-	-	319,172
	2023	399,658	8,150	-	(1,190)	-	-	406,618
	2022	(44,883)	(22,066)	-	20,088	-	-	(46,861)
	2021	67,900	38,700	-	(7,675)	-	-	98,925

(3)
The dollar amounts disclosed in these columns assume $100 was invested for the cumulative period through the end of the last fiscal year, in either the Company or the NASDAQ Biotechnology Index (weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated), as applicable, and reinvestment of the pre-tax value of dividends paid. Historical stock performance is not necessarily indicative of future stock performance.

(4)
The dollar amounts reported in this column represent the amount of net income previously disclosed in our consolidated audited financial statements for the applicable year, as required by Regulation S-X.

(5)
While the Company uses a number of financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that basic earnings per share (EPS) is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance.

Description of Certain Relationships of Information Presented in the Pay Versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following graphs of the relationships between information presented in the Pay Versus Performance Table for each of 2025, 2024, 2023, 2022 and 2021, including: (a) comparisons between (i) compensation actually paid to the PEOs on an aggregate basis and the average compensation actually paid to our non-PEO NEOs and (ii) each of our cumulative total shareholder return, net income (loss), and basic EPS, and (b) a comparison between our cumulative total shareholder return and the total shareholder return of the NASDAQ Biotechnology Index.

Compensation Actually Paid and Total Shareholder Return

Total Stockholder Return of the Company and Peer Group Total Stockholder Return

Compensation Actually Paid and Net Income (Loss)

Compensation Actually Paid and Basic EPS

Performance Measures

The following list includes the financial performance measures used by the Company to link compensation actually paid to our NEOs to the performance of the Company for the fiscal year ended December 31, 2025. These measures are not ranked.

•	Basic EPS
•	Gross Revenue
•	Amount of Capital Allocation Activities

Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plans

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2025:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,758,334(1)	$16.08(2)	2,385,786(3)

(1)	Includes 2,833,887 shares issuable upon exercise of outstanding options and 924,447 shares issuable upon vesting of outstanding restricted stock units and restricted stock awards.
(2)	Does not take into account outstanding restricted stock units and restricted stock awards as these awards have no exercise price.
(3)	Includes 2,385,766 shares of Common Stock available for issuance under our 2023 Employee Stock Purchase Plan, and 20 shares of Common Stock available for issuance under the 2012 Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS

In addition to the compensation arrangements with directors and executive officers described elsewhere in this Proxy Statement, the following is a description of transactions since January 1, 2025, in which we have been a participant, in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of more than 5% of our capital stock, or entities affiliated with them, had or will have a direct or indirect material interest.

Strategic Partnership with Sarissa Capital

On December 11, 2020, we entered into a strategic partnership with Sarissa Capital designed to accelerate the execution of our strategy and enhance returns on capital. The partnership comprises (i) a strategic advisory agreement, pursuant to which and subject to the terms set forth therein Sarissa Capital will assist us in the development of our acquisition strategy and (ii) an investment by Innoviva into an investment fund managed by Sarissa Capital (the “ISP Fund”) to enhance returns on our capital. The partnership was part of our continued focus on increasing shareholder value by diversifying our primary royalty management business that includes respiratory assets partnered with Glaxo Group Limited and optimizing our capital allocation, both through actively pursuing opportunistic acquisitions of promising companies and assets in the healthcare industry and enhancing the returns on our capital. We believed that Sarissa Capital’s strategic position in the healthcare ecosystem, differentiated investment approach and strategic acumen was highly synergistic with our capital deployment strategy and positioned us well for value creation.

The Amended and Restated Limited Partnership Agreement (“Partnership Agreement”) includes co-investment rights pursuant to which our wholly owned subsidiary Innoviva Strategic Partners (“Strategic Partners”) was entitled to invest ratably in investment opportunities presented to ISP Fund LP (the “Partnership”) (of which it is a limited partner) and other funds and accounts managed by Sarissa Capital.

In October 2024, we made an election to unwind the capital accounts in the Partnership in accordance with the terms of the Partnership Agreement. We received cash distributions of $121 million during the year ended December 31, 2025 and expect to receive distributions of our capital accounts through April 2026.

As of the 2025 Annual Stockholders Meeting, on May 19, 2025, Sarissa Capital was no longer considered to be a related party of the Company as Sarissa Capital no longer had representatives serving on the Board of Directors.

Investment in Syndeio Biosciences (formerly known as Gate Neurosciences)

Since January 1, 2025, there have not been any transactions, nor are there any currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Small had or will have a direct or indirect material interest, except for such convertible debt and cash investments in Syndeio Biosciences, Inc., which Mr. Small is founder, chief executive officer and board member, and have been previously disclosed in the Company’s public filings. Further there is no arrangement or understanding between Mr. Small and any other persons or entities pursuant to which he was appointed as a director of the Company.

Pursuant to the Company’s investment in Syndeio Biosciences, Inc., the Company has the right to appoint one director to the board of directors of Syndeio Biosciences, Inc., for which the Company has elected to appoint Mr. Raifeld.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

 Transactions, arrangements or relationships in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest are subject to review, approval or ratification by our Board of Directors or a committee of our Board of Directors. Our Audit Committee, which has the principal responsibility for reviewing related person transactions, has adopted written policies and procedures with respect to related person transactions. In conformance with SEC regulations, these policies and procedures define related persons to include our executive officers, our directors and nominees to become a director of our company, any person who is known to us to be the beneficial owner of more than 5% of any class of our voting securities, any immediate family member of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed, is a general partner or in which such person has a 5% or greater beneficial ownership interest. As set forth in our policies and procedures, it is our general policy to approve or ratify related person transactions only when our Board of Directors or a committee of our Board of Directors determines that the transaction is in, or is not inconsistent with, our and our stockholders’ best interests, including situations where we may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party.

Delivery of Documents to Stockholders Sharing an Address

A number of brokers with account holders who are Innoviva, Inc. stockholders may be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker and direct your written request to Innoviva, Inc., 1350 Old Bayshore Highway, Suite 400, Burlingame, California 94010 Attention: Corporate Secretary or contact us at (650) 238-9600. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

 The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains certain “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives, and future events. Innoviva intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “expect”, “goal”, “intend”, “objective”, “opportunity”, “plan”, “potential”, “target” and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve substantial risks, uncertainties, and assumptions. These statements are based on the current estimates and assumptions of the management of Innoviva as of the date of this Proxy Statement and are subject to known and unknown risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Innoviva to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to: expected cost savings; lower than expected future royalty revenue from respiratory products partnered with GSK; the commercialization of RELVAR®/BREO® ELLIPTA®, ANORO® ELLIPTA®, GIAPREZA®, XERAVA®, XACDURO® and NUZOLVENCE® in the jurisdictions in which these products have been approved; the strategies, plans and objectives of Innoviva (including Innoviva’s growth strategy and corporate development initiatives); the timing, manner, and amount of potential capital returns to shareholders; the status and timing of clinical studies, data analysis and communication of results; the potential benefits and mechanisms of action of product candidates; expectations for product candidates through development and commercialization; the timing of regulatory approval of product candidates; and projections of revenue, expenses and other financial items; the timing, manner and amount of capital deployment, including potential capital returns to stockholders; and risks related to the Company’s growth strategy. Other risks affecting Innoviva are described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in Innoviva’s Annual Report on Form 10-K for the year ended December 31, 2025 which is on file with the Securities and Exchange Commission (“SEC”) and available on the SEC’s website at www.sec.gov. Past performance is not necessarily indicative of future results. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The information in this Proxy Statement is provided only as of the date hereof, and Innoviva assumes no obligation to update its forward-looking statements on account of new information, future events or otherwise, except as required by law.

By Order of the Board of Directors
Pavel Raifeld
Chief Executive Officer
/s/ Pavel Raifeld

March 24, 2026

EXHIBIT A

Innoviva, Inc.
2026 Equity Incentive Plan

1.            Purpose.

The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain employees, officers, directors, and consultants of the Company and its Affiliates and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders.  The Plan authorizes the award of Stock-based and cash-based incentives to Eligible Persons to encourage such Eligible Persons to expend maximum effort in the creation of stockholder value.  The Plan succeeds the Prior Plan for Awards granted on or after the Initial Stockholder Approval Date and no additional awards may be made under the Prior Plan on or after the Initial Stockholder Approval Date.  The adoption and effectiveness of the Plan will not affect the terms or conditions of any awards granted under the Prior Plan prior to the Initial Stockholder Approval Date.

2.            Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)          “Affiliate” means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

(b)          “Award” means any Option, award of Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, or other Stock-based award granted under the Plan.

(c)        “Award Agreement” means an Option Agreement, a Restricted Stock Agreement, an RSU Agreement, a SAR Agreement, or an agreement governing the grant of any other Stock-based Award granted under the Plan.

(d)          “Board” means the Board of Directors of the Company.

(e)         “Cause” means, with respect to a Participant and in the absence of an Award Agreement or Participant Agreement otherwise defining Cause, (1) the Participant’s plea of nolo contendere to, conviction of or indictment for, any crime (whether or not involving the Company or its Affiliates) (i) constituting a felony or (ii) that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties to the Service Recipient, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business or reputation of the Company or its Affiliates, (2) conduct of the Participant, in connection with his or her employment or service, that has resulted, or could reasonably be expected to result, in injury to the business or reputation of the Company or its Affiliates, (3) any material violation of the policies of the Service Recipient, including, but not limited to, those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Service Recipient; (4) the Participant’s act(s) of negligence or willful misconduct in the course of his or her employment or service with the Service Recipient; (5) misappropriation by the Participant of any assets or business opportunities of the Company or its Affiliates; (6) embezzlement or fraud committed by the Participant, at the Participant’s direction, or with the Participant’s prior actual knowledge; or (7) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties.  If, subsequent to the Termination of a Participant for any reason other than by the Service Recipient for Cause, it is discovered that the Participant’s employment or service could have been terminated for Cause, such Participant’s employment or service shall, at the discretion of the Committee, be deemed to have been terminated by the Service Recipient for Cause for all purposes under the Plan, and the Participant shall be required to repay or return to the Company all amounts and benefits received by him or her in respect of any Award following such Termination that would have been forfeited under the Plan had such Termination been by the Service Recipient for Cause.  In the event that there is an Award Agreement or Participant Agreement defining Cause, “Cause” shall have the meaning provided in such agreement, and a Termination by the Service Recipient for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or Participant Agreement are complied with.

(f)           “Change in Control” means:

(1)         a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the U.S. Securities and Exchange Commission or similar non‑U.S. regulatory agency or pursuant to a Non-Control Transaction) whereby any “person” (as defined in Section 3(a)(9) of the Exchange Act) or any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company or any of its Affiliates, an employee benefit plan sponsored or maintained by the Company or any of its Affiliates (or its related trust), or any underwriter temporarily holding securities pursuant to an offering of such securities, directly or indirectly acquire “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities eligible to vote in the election of the Board (the “Company Voting Securities”);

(2)          the date, within any consecutive twenty-four (24) month period commencing on or after the Effective Date, upon which individuals who constitute the Board as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director subsequent to the Effective Date whose appointment, election or nomination for election was approved by a vote of at least a majority of the directors then constituting the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (including, but not limited to, a consent solicitation) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

(3)          the consummation of a merger, consolidation, share exchange, or similar form of corporate transaction involving the Company or any of its Affiliates that requires the approval of the Company’s stockholders (whether for such transaction, the issuance of securities in the transaction or otherwise) (a “Reorganization”), unless immediately following such Reorganization (i) more than fifty percent (50%) of the total voting power of (A) the corporation resulting from such Reorganization (the “Surviving Company”) or (B) if applicable, the ultimate parent corporation that has, directly or indirectly, beneficial ownership of one hundred percent (100%) of the voting securities of the Surviving Company (the “Parent Company”), is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among holders thereof immediately prior to such Reorganization, (ii) no person, other than an employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company (or its related trust), is or becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company, or if there is no Parent Company, the Surviving Company, and (iii) at least a majority of the members of the board of directors of the Parent Company, or if there is no Parent Company, the Surviving Company, following the consummation of such Reorganization are members of the Incumbent Board at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization (any Reorganization which satisfies all of the criteria specified in clauses (i), (ii), and (iii) above shall be a “Non-Control Transaction”); or

(4)           the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” (as defined in Section 3(a)(9) of the Exchange Act) or to any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Company’s Affiliates.

Notwithstanding the foregoing, (x) a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of fifty percent (50%) or more of the Company Voting Securities as a result of an acquisition of Company Voting Securities by the Company that reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control shall then be deemed to occur, and (y) with respect to the payment of any amount that constitutes a deferral of compensation subject to Section 409A of the Code payable upon a Change in Control, a Change in Control shall not be deemed to have occurred, unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code.

(g)         “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

(h)           “Committee” means the Board, the Compensation Committee of the Board or such other committee consisting of two or more individuals appointed by the Board to administer the Plan and each other individual or committee of individuals designated to exercise authority under the Plan.

(i)           “Company” means Innoviva, Inc., a Delaware corporation.

(j)           “Corporate Event” has the meaning set forth in Section 10(b) hereof.

(k)          “Data” has the meaning set forth in Section 20(f) hereof.

(l)           “Disability” means, in the absence of an Award Agreement or Participant Agreement otherwise defining Disability, the permanent and total disability of such Participant within the meaning of Section 22(e)(3) of the Code.  In the event that there is an Award Agreement or Participant Agreement defining Disability, “Disability” shall have the meaning provided in such Award Agreement or Participant Agreement.

(m)        “Disqualifying Disposition” means any disposition (including any sale) of Stock acquired upon the exercise of an Incentive Stock Option made within the period that ends either (1) two years after the date on which the Participant was granted the Incentive Stock Option or (2) one year after the date upon which the Participant acquired the Stock.

(n)          “Effective Date” means March 16, 2026, which is the date on which the Plan was approved by the Board.

(o)         “Eligible Person” means (1) each employee and officer of the Company or any of its Affiliates, (2) each non-employee director of the Company or any of its Affiliates; (3) each other natural Person who provides substantial services to the Company or any of its Affiliates as a consultant or advisor (or a wholly owned alter ego entity of the natural Person providing such services of which such Person is an employee, stockholder or partner) and who is designated as eligible by the Committee, and (4) each natural Person who has been offered employment by the Company or any of its Affiliates; provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such Person has commenced employment or service with the Company or its Affiliates; provided further, however, that (i) with respect to any Award that is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, the term “Affiliate” as used in this Section 2(o) shall include only those corporations or other entities in the unbroken chain of corporations or other entities beginning with the Company where each of the corporations or other entities in the unbroken chain other than the last corporation or other entity owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations or other entities in the chain, and (ii) with respect to any Award that is intended to be an Incentive Stock Option, the term “Affiliate” as used in this Section 2(o) shall include only those entities that qualify as a “subsidiary corporation” with respect to the Company within the meaning of Section 424(f) of the Code.  An employee on an approved leave of absence may be considered as still in the employ of the Company or any of its Affiliates for purposes of eligibility for participation in the Plan.

(p)        “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

(q)         “Expiration Date” means, with respect to an Option or Stock Appreciation Right, the date on which the term of such Option or Stock Appreciation Right expires, as determined under Sections 5(b) or 8(b) hereof, as applicable.

(r)          “Fair Market Value” means, as of any date when the Stock is listed on one or more national securities exchanges, the closing price reported on the principal national securities exchange on which such Stock is listed and traded on the date of determination or, if the closing price is not reported on such date of determination, the closing price reported on the most recent date prior to the date of determination.  If the Stock is not listed on a national securities exchange, “Fair Market Value” shall mean the amount determined by the Board in good faith, and in a manner consistent with Section 409A of the Code, to be the fair market value per share of Stock.

(s)          “GAAP” means the U.S. Generally Accepted Accounting Principles, as in effect from time to time.

(t)           “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(u)          “Initial Stockholder Approval Date” means the date on which the Plan is initially approved by the stockholders of the Company.

(v)          “Nonqualified Stock Option” means an Option not intended to be an Incentive Stock Option.

(w)         “Option” means a conditional right, granted to a Participant under Section 5 hereof, to purchase Stock at a specified price during a specified time period.

(x)          “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option Award.

(y)          “Participant” means an Eligible Person who has been granted an Award under the Plan or, if applicable, such other Person who holds an Award.

(z)        “Participant Agreement” means an employment or other services agreement between a Participant and the Service Recipient that describes the terms and conditions of such Participant’s employment or service with the Service Recipient and is effective as of the date of determination.

(aa)       “Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other entity.

(bb)        “Plan” means this Innoviva, Inc. 2026 Equity Incentive Plan, as amended from time to time.

(cc)        “Prior Plan” means the Theravance, Inc. 2012 Equity Incentive Plan.

(dd)        “Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and an “independent director” as defined under, as applicable, the NASDAQ Listing Rules, the NYSE Listed Company Manual or other applicable stock exchange rules.

(ee)         “Qualifying Committee” has the meaning set forth in Section 3(b) hereof.

(ff)          “Restricted Stock” means Stock granted to a Participant under Section 6 hereof that is subject to certain restrictions and to a risk of forfeiture.

(gg)       “Restricted Stock Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock Award.

(hh)        “Restricted Stock Unit” means a notional unit representing the right to receive one share of Stock (or the cash value of one share of Stock, if so determined by the Committee) on a specified settlement date.

(ii)       “RSU Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Restricted Stock Units.

(jj)          “SAR Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Stock Appreciation Rights.

(kk)       “Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

(ll)         “Service Recipient” means, with respect to a Participant holding an Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(mm)      “Stock” means common stock, par value $0.01 per share, of the Company, and such other securities as may be substituted for such stock pursuant to Section 10 hereof.

(nn)        “Stock Appreciation Right” means a conditional right to receive an amount equal to the value of the appreciation in the Stock over a specified period.  Except in the event of extraordinary circumstances, as determined in the sole discretion of the Committee, or pursuant to Section 10(b) hereof, Stock Appreciation Rights shall be settled in Stock.

(oo)        “Substitute Award” has the meaning set forth in Section 4(a) hereof.

(pp)       “Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient; provided, however, that, (x) if so determined by the Committee at the time of any change in status in relation to the Service Recipient (e.g., a Participant ceases to be an employee and begins providing services as a consultant, or vice versa), such change in status will not be deemed a Termination hereunder, and (y) if so determined by the Committee at the time of a furlough, temporary layoff or similar event with respect to a Participant, such furlough, temporary layoff or similar event will not be deemed to be a Termination hereunder until such time as the Committee determines that a Termination has occurred.  Unless otherwise determined by the Committee, in the event that the Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute the Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.  Notwithstanding anything herein to the contrary, a Participant’s change in status in relation to the Service Recipient (for example, a change from employee to consultant) shall not be deemed a Termination hereunder with respect to any Awards constituting “nonqualified deferred compensation” subject to Section 409A of the Code that are payable upon a Termination unless such change in status constitutes a “separation from service” within the meaning of Section 409A of the Code.  For the avoidance of doubt, in the event that a Participant provides notice of his or her intention to resign at a future date, the Service Recipient may, in its sole and absolute discretion, accelerate such date of Termination without changing the characterization of such Termination, and such Termination shall remain a resignation by the Participant.  Any payments in respect of an Award constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination shall be delayed for such period as may be necessary to meet the requirements of Section 409A(a)(2)(B)(i) of the Code.  On the first business day following the expiration of such period, the Participant shall be paid, in a single lump sum without interest, an amount equal to the aggregate amount of all payments delayed pursuant to the preceding sentence, and any remaining payments not so delayed shall continue to be paid pursuant to the payment schedule applicable to such Award.

3.            Administration.

(a)         Authority of the Committee.  Except as otherwise provided below, the Plan shall be administered by the Committee.  The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (1) select Eligible Persons to become Participants, (2) grant Awards, (3) determine the type, number and type of shares of Stock subject to, other terms and conditions of, and all other matters relating to, Awards, (4) prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, (5) construe and interpret the Plan and Award Agreements and correct defects, supply omissions, and reconcile inconsistencies therein, (6) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time or such shorter period required by, or necessary to comply with, applicable law, and (7) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.  Any action of the Committee shall be final, conclusive, and binding on all Persons, including, without limitation, the Company, its stockholders and Affiliates, Eligible Persons, Participants, and beneficiaries of Participants.  Notwithstanding anything in the Plan to the contrary, the Committee shall have the ability to (x) accelerate the vesting of any outstanding Award at any time and for any reason, including upon a Corporate Event, subject to Section 10(d), or in the event of a Participant’s Termination by the Service Recipient other than for Cause, or due to the Participant’s death, Disability or retirement (as such term may be defined in an applicable Award Agreement or Participant Agreement, or, if no such definition exists, in accordance with the Company’s then-current employment policies and guidelines), and (y) modify the performance goals and/or performance periods with respect to any Award subject to performance-based vesting criteria.  For the avoidance of doubt, the Board shall have the authority to take all actions under the Plan that the Committee is permitted to take.

(b)          Manner of Exercise of Committee Authority.  At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, must be taken by the remaining members of the Committee or a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members (a “Qualifying Committee”).  Any action authorized by such a Qualifying Committee shall be deemed the action of the Committee for purposes of the Plan.  The express grant of any specific power to a Qualifying Committee, and the taking of any action by such a Qualifying Committee, shall not be construed as limiting any power or authority of the Committee.

(c)         Delegation.  To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any of its Affiliates, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions under the Plan, including, but not limited to, administrative functions, as the Committee may determine appropriate.  The Committee may appoint agents to assist it in administering the Plan.  Any actions taken by an officer or employee delegated authority pursuant to this Section 3(c) within the scope of such delegation shall, for all purposes under the Plan, be deemed to be an action taken by the Committee.  Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Award granted under the Plan to any Eligible Person who is not an employee of the Company or any of its Affiliates (including any non-employee director of the Company or any Affiliate) or to any Eligible Person who is subject to Section 16 of the Exchange Act must be expressly approved by the Committee or Qualifying Committee in accordance with Section 3(b) above.

(d)         Sections 409A and 457A.  The Committee shall take into account compliance with Sections 409A and 457A of the Code in connection with any grant of an Award under the Plan, to the extent applicable.  While the Awards granted hereunder are intended to be structured in a manner to avoid the imposition of any penalty taxes under Sections 409A and 457A of the Code, in no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest, or penalties that may be imposed on a Participant as a result of Section 409A or Section 457A of the Code or any damages for failing to comply with Section 409A or Section 457A of the Code or any similar state or local laws (other than for withholding obligations or other obligations applicable to employers, if any, under Section 409A or Section 457A of the Code).

4.            Shares Available Under the Plan; Other Limitations.

(a)          Number of Shares Available for Delivery.  Subject to adjustment as provided in Section 10 hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall equal the sum of (i) 9,000,000, (ii) the number of shares of Stock underlying any option or stock appreciation right outstanding under the Prior Plan as of the Initial Stockholder Approval Date that expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery to the Participant of the full number of shares of Stock to which such option or stock appreciation right related (applying the same share counting rules as set forth in Section 4(b) below), and (iii)  1.45 shares of Stock for each share of Stock underlying any outstanding stock award (other than an option or stock appreciation right) outstanding under the Prior Plan as of the Initial Stockholder Approval Date that expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery to the Participant of the full number of shares of Stock to which such stock award related (applying the same share counting rules as set forth in Section 4(b) below).  The number of shares of Stock that may be issued under the Plan shall be reduced by (a) one share for every stock option and Stock Appreciation Right granted under the Plan and (b) 1.45 shares for every stock award other than an option or Stock Appreciation Right granted under the Plan.  Shares of Stock delivered under the Plan shall consist of authorized and unissued shares or previously issued shares of Stock reacquired by the Company on the open market or by private purchase.  Notwithstanding the foregoing, (i) except as may be required by reason of Section 422 of the Code, the number of shares of Stock available for issuance hereunder shall not be reduced by shares issued pursuant to Awards issued or assumed in connection with a merger or acquisition as contemplated by, as applicable, NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) and IM-5635-1, AMEX Company Guide Section 711, or other applicable stock exchange rules, and their respective successor rules and listing exchange promulgations (each such Award, a “Substitute Award”); and (ii) shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.

(b)        Share Counting Rules.  The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double-counting (as, for example, in the case of tandem awards or Substitute Awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.  Other than with respect to a Substitute Award, to the extent that an Award expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery to the Participant of the full number of shares of Stock to which the Award related, the undelivered shares of Stock will again be available for grant.  The following shares of Stock shall not become available for issuance (or re-issuance) hereunder: (1) shares withheld or surrendered following the termination of the Plan, (2) shares of Stock used by a Participant as payment of the exercise price in connection with the exercise of an Award (or any award outstanding as of the Initial Stockholder Approval Date pursuant to the Prior Plan), including shares issued in respect of payment of the exercise of any Option or Stock Appreciation Right issued hereunder or any option or stock appreciation right issued pursuant to the Prior Plan, (3) shares of Stock tendered or withheld to satisfy tax obligations with respect to Awards (or any award outstanding as of the Initial Stockholder Approval Date pursuant to the Prior Plan), (4) at the time the applicable shares are withheld or surrendered, the issuance of such shares would constitute a material revision of the Plan subject to stockholder approval under any then-applicable rules of the national securities exchange on which the Stock is listed, (5) shares of Stock repurchased by the Company with proceeds received from the exercise of an Option issued under this Plan (or options outstanding as of the Initial Stockholder Approval Date pursuant to the Prior Plan), and (6) shares of Stock subject to any Stock Appreciation Right (or stock appreciation right under the Prior Plan) that is settled by the issuance of shares of Stock issued under this Plan (or pursuant to the Prior Plan) that are not issued in connection with the settlement of such Award (or stock award pursuant to the Prior Plan) upon its exercise.  Any shares that again become available for issuance under this Section 4(b) shall be added back as (i) one share if such shares were subject to Options or Stock Appreciation Rights granted under this Plan and (ii) 1.45 shares if such shares were subject to stock awards other than Options or Stock Appreciation Rights that were granted under this Plan.

(c)         Incentive Stock Options.  No more than 9,000,000 shares of Stock (subject to adjustment as provided in Section 10 hereof) reserved for issuance hereunder may be issued or transferred upon exercise or settlement of Incentive Stock Options.

(d)        Shares Available Under Acquired Plans.  To the extent permitted by NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) or other applicable stock exchange rules, subject to applicable law, in the event that a company acquired by the Company or with which the Company combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio of formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Stock reserved and available for delivery in connection with Awards under the Plan; provided that Awards using such available shares shall not be made after the date awards could have been made under the terms of such pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by the Company or any subsidiary of the Company immediately prior to such acquisition or combination.

(e)          Limitation on Awards to Non-Employee Directors.  Notwithstanding anything herein to the contrary, the maximum value of any Awards granted to a non-employee director of the Company in any one calendar year, in respect of the non-employee director’s services as a member of the Board during such year, shall not exceed $750,000 (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided, that the Committee may make exceptions to this limit, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

5.            Options.

(a)          General.  Certain Options granted under the Plan may be intended to be Incentive Stock Options; however, no Incentive Stock Options may be granted hereunder following the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board and (ii) the date the stockholders of the Company approve the Plan.  Options may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options may be granted only to Eligible Persons who are employees of the Company or an Affiliate (as such definition is limited pursuant to Section 2(o) hereof) of the Company.  The provisions of separate Options shall be set forth in separate Option Agreements, which agreements need not be identical.  No dividends or dividend equivalents shall be paid on Options.

(b)          Term.  The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after, and each Option shall expire, ten (10) years from the date it was granted.  Notwithstanding the foregoing, if the Option exercise period would expire at a time when trading in the shares of Stock is prohibited by the Company’s insider trading policy or Company-imposed blackout period (collectively, a “Blackout Period”), then the Option exercise period shall be automatically extended until the tenth (10th) day following expiration of such prohibition; provided, that such exercise period extension shall not apply to any Option intended to qualify as an Incentive Stock Option.  If shares are to be delivered during a Blackout Period, the Compensation Committee may, in its discretion, determine that the shares subject to such Options will instead be delivered as soon as practicable after the end of such Blackout Period, in each case subject to compliance with Section 409A of the Code, if applicable.

(c)          Exercise Price.  The exercise price per share of Stock for each Option shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant, subject to Section 5(g) hereof in the case of any Incentive Stock Option.  Notwithstanding the foregoing, in the case of an Option that is a Substitute Award, the exercise price per share of Stock for such Option may be less than the Fair Market Value on the date of grant; provided, that such exercise price is determined in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.

(d)          Payment for Stock.  Payment for shares of Stock acquired pursuant to an Option granted hereunder shall be made in full upon exercise of the Option in a manner approved by the Committee, which may include any of the following payment methods:  (1) in immediately available funds in U.S. dollars, or by certified or bank cashier’s check, (2)  by delivery of shares of Stock having a Fair Market Value equal to the exercise price, (3) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the Option exercise price or tax withholding obligations may be satisfied, in whole or in part, with shares of Stock subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell shares of Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations, or (4) by any other means approved by the Committee (including, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of shares of Stock underlying the Option so exercised reduced by the number of shares of Stock equal to the aggregate exercise price of the Option divided by the Fair Market Value on the date of exercise).  Notwithstanding anything herein to the contrary, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available.

(e)         Vesting.  Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an Option Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Option at any time and for any reason.  Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason.  To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment.  If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires, is canceled or otherwise terminates.

(f)          Termination of Employment or Service.  Except as provided by the Committee in an Option Agreement, Participant Agreement or otherwise:

(1)           In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s Options outstanding shall cease, (B) all of such Participant’s unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (C) all of such Participant’s vested Options outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is three (3) months after the date of such Termination.

(2)          In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s Options outstanding shall cease, (ii) all of such Participant’s unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) all of such Participant’s vested Options outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination.

(3)         In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s Options outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination (or, if earlier, the date the Service Recipient provides a Participant with notice of its termination of such Participant’s Termination for Cause).

(g)          Special Provisions Applicable to Incentive Stock Options.

(1)         No Incentive Stock Option may be granted to any Eligible Person who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such Incentive Stock Option (i) has an exercise price of at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant of such Option and (ii) cannot be exercised more than five (5) years after the date it is granted.

(2)          To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

(3)          Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.

(4)           No Incentive Stock Option may be granted after the tenth (10th) anniversary of the Effective Date.

6.            Restricted Stock.

(a)         General.  Restricted Stock may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate.  The provisions of separate Awards of Restricted Stock shall be set forth in separate Restricted Stock Agreements, which agreements need not be identical.  Subject to the restrictions set forth in Section 6(b) hereof, and except as otherwise set forth in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock.  Unless otherwise set forth in a Participant’s Restricted Stock Agreement, cash dividends and stock dividends, if any, with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which such dividends relate.  Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.

(b)        Vesting and Restrictions on Transfer.  Restricted Stock shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a Restricted Stock Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Award of Restricted Stock at any time and for any reason.  Unless otherwise specifically determined by the Committee, the vesting of an Award of Restricted Stock shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason.  To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment.  In addition to any other restrictions set forth in a Participant’s Restricted Stock Agreement, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock prior to the time the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement.

(c)         Termination of Employment or Service.  Except as provided by the Committee in a Restricted Stock Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock has vested, (1) all vesting with respect to such Participant’s Restricted Stock outstanding shall cease, and (2) as soon as practicable following such Termination, the Company shall repurchase from the Participant, and the Participant shall sell, all of such Participant’s unvested shares of Restricted Stock at a purchase price equal to the lesser of (A) the original purchase price paid for the Restricted Stock (as adjusted for any subsequent changes in the outstanding Stock or in the capital structure of the Company) less any dividends or other distributions or bonus received (or to be received) by the Participant (or any transferee) in respect of such Restricted Stock prior to the date of repurchase and (B) the Fair Market Value of the Stock on the date of such repurchase; provided that, if the original purchase price paid for the Restricted Stock is equal to zero dollars ($0), such unvested shares of Restricted Stock shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.

7.            Restricted Stock Units.

(a)         General.  Restricted Stock Units may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate.  The provisions of separate Restricted Stock Units shall be set forth in separate RSU Agreements, which agreements need not be identical.

(b)         Vesting.  Restricted Stock Units shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an RSU Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Restricted Stock Unit at any time and for any reason.  Unless otherwise specifically determined by the Committee, the vesting of a Restricted Stock Unit shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason.  To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment.

(c)         Settlement.  Restricted Stock Units shall be settled in Stock, cash, or property, as determined by the Committee, in its sole discretion, on the date or dates determined by the Committee and set forth in an RSU Agreement.  Unless otherwise set forth in a Participant’s RSU Agreement, a Participant shall not be entitled to dividends, if any, or dividend equivalents with respect to Restricted Stock Units prior to settlement.

(d)        Termination of Employment or Service.  Except as provided by the Committee in an RSU Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock Units have been settled, (1) all vesting with respect to such Participant’s Restricted Stock Units outstanding shall cease, (2) all of such Participant’s unvested Restricted Stock Units outstanding shall be forfeited for no consideration as of the date of such Termination, and (3) any shares remaining undelivered with respect to vested Restricted Stock Units then held by such Participant shall be delivered on the delivery date or dates specified in the RSU Agreement.

8.            Stock Appreciation Rights.

(a)         General.  Stock Appreciation Rights may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate.  The provisions of separate Stock Appreciation Rights shall be set forth in separate SAR Agreements, which agreements need not be identical.  No dividends or dividend equivalents shall be paid on Stock Appreciation Rights.

(b)         Term.  The term of each Stock Appreciation Right shall be set by the Committee at the time of grant; provided, however, that no Stock Appreciation Right granted hereunder shall be exercisable after, and each Stock Appreciation Right shall expire, ten (10) years from the date it was granted.  Notwithstanding the foregoing, if the Stock Appreciation Right exercise period would expire during a Blackout Period, then the Stock Appreciation Right exercise period shall be automatically extended until the tenth (10th) day following expiration of such prohibition.  If share units are to be delivered during a Blackout Period, the Compensation Committee may, in its discretion, determine that the shares subject to such Stock Appreciation Rights will instead be delivered as soon as practicable after the end of such Blackout Period, in each case subject to compliance with Section 409A of the Code, if applicable.

(c)          Base Price.  The base price per share of Stock for each Stock Appreciation Right shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant.  Notwithstanding the foregoing, in the case of a Stock Appreciation Right that is a Substitute Award, the base price per share of Stock for such Stock Appreciation Right may be less than the Fair Market Value on the date of grant; provided, that such base price is determined in a manner consistent with the provisions of Section 409A of the Code.

(d)         Vesting.  Stock Appreciation Rights shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a SAR Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Stock Appreciation Right at any time and for any reason.  Unless otherwise specifically determined by the Committee, the vesting of a Stock Appreciation Right shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason.  To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment.  If a Stock Appreciation Right is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Stock Appreciation Right expires, is canceled or otherwise terminates.

(e)          Payment upon Exercise.  Payment upon exercise of a Stock Appreciation Right may be made in cash, Stock, or property as specified in the SAR Agreement or determined by the Committee, in each case having a value in respect of each share of Stock underlying the portion of the Stock Appreciation Right so exercised, equal to the difference between the base price of such Stock Appreciation Right and the Fair Market Value of one (1) share of Stock on the exercise date.  For purposes of clarity, each share of Stock to be issued in settlement of a Stock Appreciation Right is deemed to have a value equal to the Fair Market Value of one (1) share of Stock on the exercise date.  In no event shall fractional shares be issuable upon the exercise of a Stock Appreciation Right, and in the event that fractional shares would otherwise be issuable, the number of shares issuable will be rounded down to the next lower whole number of shares, and the Participant will be entitled to receive a cash payment equal to the value of such fractional share.

(f)          Termination of Employment or Service.  Except as provided by the Committee in a SAR Agreement, Participant Agreement or otherwise:

(1)           In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s Stock Appreciation Rights outstanding shall cease, (B) all of such Participant’s unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (C) all of such Participant’s vested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is three (3) months after the date of such Termination.

(2)          In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s Stock Appreciation Rights outstanding shall cease, (ii) all of such Participant’s unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) all of such Participant’s vested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination.  In the event of a Participant’s death, such Participant’s Stock Appreciation Rights shall remain exercisable by the Person or Persons to whom such Participant’s rights under the Stock Appreciation Rights pass by will or by the applicable laws of descent and distribution until the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination, but only to the extent that the Stock Appreciation Rights were vested at the time of such Termination.

(3)           In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s Stock Appreciation Rights outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination (or, if earlier, the date the Service Recipient provides a Participant with notice of its termination of such Participant’s Termination for Cause).

9.            Other Stock-Based Awards.

The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to Stock, as deemed by the Committee to be consistent with the purposes of the Plan.  The Committee may also grant Stock as a bonus (whether or not subject to any vesting requirements or other restrictions on transfer), and may grant other Awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.  The terms and conditions applicable to such Awards shall be determined by the Committee and evidenced by Award Agreements, which agreements need not be identical.

10.          Adjustment for Recapitalization, Merger, etc.

(a)          Capitalization Adjustments.  The aggregate number of shares of Stock that may be delivered in connection with Awards (as set forth in Section 4 hereof), the numerical share limits in Section 4(a) hereof, the number of shares of Stock covered by each outstanding Award, and the price per share of Stock underlying each such Award and, if applicable, the performance criteria that must be achieved before such Award shall become earned shall be equitably and proportionally adjusted or substituted, as determined by the Committee, in its sole discretion, as to the number, price, or kind of a share of Stock or other consideration subject to such Awards (1) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Corporate Event); (2) in connection with any extraordinary dividend declared and paid in respect of shares of Stock, whether payable in the form of cash, stock, or any other form of consideration; or (3) in the event of any change in applicable laws or circumstances that results in or could result in, in either case, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants in the Plan.  In lieu of or in addition to any adjustment pursuant to this Section 10, if deemed appropriate, the Committee may provide that an adjustment take the form of a cash payment to the holder of an outstanding Award with respect to all or part of an outstanding Award, which payment shall be subject to such terms and conditions (including timing of payment(s), vesting and forfeiture conditions) as the Committee may determine in its sole discretion.  The Committee will make such adjustments, substitutions or payment, and its determination will be final, binding and conclusive.  The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants.  The Committee may take different actions with respect to the vested and unvested portions of an Award.

(b)         Corporate Events.  Notwithstanding the foregoing, except as provided by the Committee in an Award Agreement, Participant Agreement or otherwise, in connection with (i) a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation, (ii) a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation or other property or cash, (iii) a Change in Control, or (iv) the reorganization, dissolution or liquidation of the Company (each, a “Corporate Event”), the Committee may provide for any one or more of the following:

(1)         The assumption or substitution of any or all Awards in connection with such Corporate Event, in which case the Awards shall be subject to the adjustment set forth in Section 10(a) above and to the extent that such Awards vest subject to the achievement of performance criteria, such performance criteria shall be deemed earned (i) based on actual performance through the date of the Corporate Event (or, in the sole discretion of the Committee, at a level greater than actual performance), or (ii) in the event actual performance cannot be measured through the date of the Corporate Event, at the target level (or, if no target is specified, the maximum level) or, in the sole discretion of the Committee, at a level greater than target; and will be converted into solely service based vesting awards that will vest during the performance period, if any, during which the original performance criteria would have been measured or, during such shorter period as may be determined by the Committee in its sole discretion;

(2)           The acceleration of vesting of any or all Awards not assumed or substituted in connection with such Corporate Event, subject to the consummation of such Corporate Event; provided, that unless otherwise set forth in an Award Agreement, any Awards that vest subject to the achievement of performance criteria will be deemed earned (i) based on actual performance through the date of the Corporate Event (or, in the sole discretion of the Committee, at a level greater than actual performance), or (ii) in the event actual performance cannot be measured through the date of the Corporate Event at the target level (or, if no target is specified, the maximum level) or, in the sole discretion of the Committee, at a level greater than target;

(3)          The cancellation of any or all Awards not assumed or substituted in connection with such Corporate Event (whether vested or unvested) as of the consummation of such Corporate Event, together with the payment to the Participants holding vested Awards (including any Awards that would vest upon the Corporate Event but for such cancellation) so canceled of an amount in respect of cancellation equal to the amount payable pursuant to any cash award or, with respect to other Awards, an amount based upon the per-share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options, Stock Appreciation Rights, and other Awards subject to exercise, the applicable exercise or base price; provided, however, that holders of Options, Stock Appreciation Rights, and other Awards subject to exercise shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise or base price is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the applicable exercise or base price, such Awards shall be canceled for no consideration;

(4)          The cancellation of any or all Options, Stock Appreciation Rights and other Awards subject to exercise not assumed or substituted in connection with such Corporate Event (whether vested or unvested) as of the consummation of such Corporate Event; provided that all Options, Stock Appreciation Rights and other Awards to be so canceled pursuant to this paragraph (4) shall first become exercisable for a period of at least ten (10) days prior to such Corporate Event, with any exercise during such period of any unvested Options, Stock Appreciation Rights or other Awards to be (A) contingent upon and subject to the occurrence of the Corporate Event, and (B) effectuated by such means as are approved by the Committee; and

(5)         The replacement of any or all Awards (other than Awards that are intended to qualify as “stock rights” that do not provide for a “deferral of compensation” within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced and payment to be made within thirty (30) days of the applicable vesting date.

Payments to holders pursuant to paragraph (3) above shall be made in cash or, in the sole discretion of the Committee, and to the extent applicable, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time (less any applicable exercise or base price).  In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this Section 10(b), the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his or her Awards, (B) bear such Participant’s pro-rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock, and (C) deliver customary transfer documentation as reasonably determined by the Committee.  The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants.  The Committee may take different actions with respect to the vested and unvested portions of an Award.

(c)          Fractional Shares.  Any adjustment provided under this Section 10 may, in the Committee’s discretion, provide for the elimination of any fractional share that might otherwise become subject to an Award. No cash settlements shall be made with respect to fractional shares so eliminated.

(d)        Double-Trigger Vesting.  Notwithstanding any other provisions of the Plan, an Award Agreement or Participant Agreement to the contrary, with respect to any Award that is assumed or substituted in connection with a Change in Control, the vesting, payment, purchase or distribution of such Award may not be accelerated by reason of the Change in Control for any Participant unless the Participant experiences an involuntary Termination as a result of the Change in Control.  Unless otherwise provided for in an Award Agreement or Participant Agreement, any Award held by a Participant who experiences an involuntary Termination as a result of a Change in Control shall immediately vest as of the date of such Termination.  For purposes of this Section 10(d), a Participant will be deemed to experience an involuntary Termination as a result of a Change in Control if the Participant experiences a Termination by the Service Recipient other than for Cause, or otherwise experiences a Termination under circumstances which entitle the Participant to mandatory severance payment(s) pursuant to applicable law or, in the case of a non-employee director of the Company, if the non-employee director’s service on the Board terminates in connection with or as a result of a Change in Control, in each case, at any time beginning on the date of the Change in Control up to and including the second (2nd) anniversary of the Change in Control.

11.          Use of Proceeds.

The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

12.          Rights and Privileges as a Stockholder.

Except as otherwise specifically provided in the Plan, no Person shall be entitled to the rights and privileges of Stock ownership in respect of shares of Stock that are subject to Awards hereunder until such shares have been issued to that Person.

13.          Transferability of Awards.

Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, and to the extent subject to exercise, Awards may not be exercised during the lifetime of the grantee other than by the grantee.  Notwithstanding the foregoing, except with respect to Incentive Stock Options, Awards and a Participant’s rights under the Plan shall be transferable for no value to the extent provided in an Award Agreement or otherwise determined at any time by the Committee.

14.          Employment or Service Rights.

No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for the grant of any other Award.  Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate of the Company.

15.          Compliance with Laws.

The obligation of the Company to deliver Stock upon issuance, vesting, exercise, or settlement of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required.  Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award unless such shares have been properly registered for sale with the U.S. Securities and Exchange Commission pursuant to the Securities Act (or with a similar non‑U.S. regulatory agency pursuant to a similar law or regulation) or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with.  The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock to be issued upon exercise or settlement of Awards.  If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

16.          Withholding Obligations.

As a condition to the issuance, vesting, exercise, or settlement of any Award (or upon the making of an election under Section 83(b) of the Code), the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the amount of all federal, state, and local income and other taxes of any kind required or permitted to be withheld in connection with such issuance, vesting, exercise, or settlement (or election).  The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements, and such shares shall be valued at their Fair Market Value as of the issuance, vesting, exercise, or settlement date of the Award, as applicable.  Depending on the withholding method, the Company may withhold by considering the applicable minimum statutorily required withholding rates or other applicable withholding rates in the applicable Participant’s jurisdiction, including maximum applicable rates that may be utilized without creating adverse accounting treatment under Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto) and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or another applicable governmental entity.

17.          Amendment of the Plan or Awards.

(a)          Amendment of Plan.  The Board or the Committee may amend the Plan at any time and from time to time.

(b)          Amendment of Awards.  The Board or the Committee may amend the terms of any one or more Awards at any time and from time to time.

(c)          Stockholder Approval; No Material Impairment.  Notwithstanding anything herein to the contrary, no amendment to the Plan or any Award shall be effective without stockholder approval to the extent that such approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which the Stock is listed.  Additionally, no amendment to the Plan or any Award shall materially impair a Participant’s rights under any Award unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 10 hereof, shall constitute an amendment to the Plan or an Award for such purpose).  Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board or the Committee may amend the terms of the Plan or any one or more Awards from time to time as necessary to bring such Awards into compliance with applicable law, including, without limitation, Section 409A of the Code.

(d)         No Repricing of Awards Without Stockholder Approval.  Notwithstanding Sections 17(a) or 17(b) above, or any other provision of the Plan, the repricing of Awards shall not be permitted without stockholder approval.  For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (1) changing the terms of an Award to lower its exercise or base price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 10(a) hereof), (2) any other action that is treated as a repricing under GAAP, and (3) repurchasing for cash or canceling an Award in exchange for another Award at a time when its exercise or base price is greater than the Fair Market Value of the underlying Stock, unless the cancellation and exchange occurs in connection with an event set forth in Section 10(b) hereof.

18.          Termination or Suspension of the Plan.

The Board or the Committee may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the later to occur of (a) the Initial Stockholder Approval Date, and (b) the most recent date on which an increase to the number of shares of Stock reserved for issuance pursuant to Section 4(a) hereof is approved by the Company’s stockholders.  No Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that following any suspension or termination of the Plan, the Plan shall remain in effect for the purpose of governing all Awards then outstanding hereunder until such time as all Awards under the Plan have been terminated, forfeited, or otherwise canceled, or earned, exercised, settled, or otherwise paid out, in accordance with their terms.

19.          Effective Date of the Plan.

The Plan is effective as of the Effective Date, subject to stockholder approval.

20.          Miscellaneous.

(a)          Treatment of Dividends and Dividend Equivalents on Unvested Awards.  Notwithstanding any other provision of the Plan to the contrary, except as otherwise determined by the Committee, with respect to any Award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an equity Award is outstanding, such dividends (or dividend equivalents) shall either (1) not be paid or credited with respect to such Award or (2) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied.  Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.  No dividends or dividend equivalents shall be paid on Options or Stock Appreciation Rights.

(b)          Certificates.  Stock acquired pursuant to Awards granted under the Plan may be evidenced in such a manner as the Committee shall determine.  If certificates representing Stock are registered in the name of the Participant, the Committee may require that (1) such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Stock, (2) the Company retain physical possession of the certificates, and (3) the Participant deliver a stock power to the Company, endorsed in blank, relating to the Stock.  Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Stock shall be held in book-entry form rather than delivered to the Participant pending the release of any applicable restrictions.

(c)          Other Benefits.  No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

(d)         Corporate Action Constituting Grant of Awards.  Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant.  In the event that the corporate records (e.g., Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares of Stock) that are inconsistent with those in the Award Agreement as a result of a clerical error in connection with the preparation of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

(e)          Clawback/Recoupment Policy.  Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board (or a committee or subcommittee of the Board) and, in each case, as may be amended from time to time.  No such policy adoption or amendment shall in any event require the prior consent of any Participant.  No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Affiliates.  In the event that an Award is subject to more than one such policy, the policy with the most restrictive clawback or recoupment provisions shall govern such Award, subject to applicable law.

(f)          Non-Exempt Employees.  If an Option is granted to an employee of the Company or any of its Affiliates in the United States who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option will not be first exercisable for any shares of Stock until at least six (6) months following the date of grant of the Option (although the Option may vest prior to such date).  Consistent with the provisions of the Worker Economic Opportunity Act, (1) if such employee dies or suffers a Disability, (2) upon a Corporate Event in which such Option is not assumed, continued, or substituted, (3) upon a Change in Control, or (4) upon the Participant’s retirement (as such term may be defined in the applicable Award Agreement or a Participant Agreement, or, if no such definition exists, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options held by such employee may be exercised earlier than six (6) months following the date of grant.  The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.  To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from such employee’s regular rate of pay, the provisions of this Section 20(e)will apply to all Awards.

(g)         Data Privacy.  As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 20(g) by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan.  In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”).  In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan.  Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections.  By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Stock.  The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan.  A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative.  The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein.  For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

(h)          Participants Outside of the United States.  The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident, or is primarily employed or providing services, outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then a resident or primarily employed or providing services, or so that the value and other benefits of the Award to the Participant, as affected by non–U.S. tax laws and other restrictions applicable as a result of the Participant’s residence, employment, or providing services abroad, shall be comparable to the value of such Award to a Participant who is a resident, or is primarily employed or providing services, in the United States.  An Award may be modified under this Section 20(h) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified.  Additionally, the Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the

Plan by Eligible Persons who are non–U.S. nationals or are primarily employed or providing services outside the United States.

(i)          Change in Time Commitment.  In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any of its Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares of Stock subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award.  In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(j)          No Liability of Committee Members.  Neither any member of the Committee nor any of the Committee’s permitted delegates shall be liable personally by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including counsel fees) and liabilities (including sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such Person’s own fraud or willful misconduct; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such Person.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company’s certificate or articles of incorporation or by-laws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(k)          Payments Following Accidents or Illness.  If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment.  Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(l)          Governing Law.  The Plan shall be governed by and construed in accordance with the laws of State of Delaware without reference to the principles of conflicts of laws thereof.

(m)        Electronic Delivery.  Any reference herein to a “written” agreement or document or “writing” will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled or authorized by the Company to which the Participant has access) to the extent permitted by applicable law.

(n)         Statute of Limitations.  A Participant or any other person filing a claim for benefits under the Plan must file the claim within one (1) year of the date the Participant or other person knew or should have known of the facts giving rise to the claim.  This one-year statute of limitations will apply in any forum where a Participant or any other person may file a claim and, unless the Company waives the time limits set forth above in its sole discretion, any claim not brought within the time periods specified shall be waived and forever barred.

(o)         Funding.  No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be required to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.  Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees and service providers under general law.

(p)          Reliance on Reports.  Each member of the Committee and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any Person or Persons other than such member.

(q)          Titles and Headings.  The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

*          *          *

Adopted by the Board of Directors: March 16, 2026
Approved by the Stockholders: May __, 2026
Termination Date: May __, 2036

 Signature [PLEASE SIGN WITHIN BOX]  Date  Signature (Joint Owners)  Date  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  KEEP THIS PORTION FOR YOUR RECORDS  DETACH AND RETURN THIS PORTION ONLY  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  V85039-P47052  Nominees:  For Against Abstain  For Against Abstain  INNOVIVA, INC.  The Board of Directors recommends you vote FOR all of the nominees and FOR Proposals 2, 3, and 4.  1. Elect five directors to serve until the 2027 Annual Meeting of Stockholders.  INNOVIVA, INC.  1350 OLD BAYSHORE HIGHWAY SUITE 400  BURLINGAME, CALIFORNIA 94010  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.  1a.  1b.  Mark A. DiPaolo, Esq.  Pavel Raifeld  !  !  !  !  !  !  Approval of a non-binding advisory resolution regarding executive compensation.  Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting  !  !  !  !  !  !  firm for the year ending December 31, 2026.  1c.  Jules Haimovitz  !  !  !  4. Approval of the 2026 Equity Incentive Plan.  !  !  !  1d.  Sarah J. Schlesinger, M.D.  !  !  !  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  1e.  Derek A. Small  !  !  !  VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 3, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS  If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 3, 2026. Have your proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy card must be received no later than 11:59 p.m. Eastern Time on May 3, 2026.  SCAN TO  VIEW MATERIALS & VOTE  

 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The proxy material(s) are available at: www.proxyvote.com.  V85040-P47052  INNOVIVA, INC.  ANNUAL MEETING OF STOCKHOLDERS MAY 4, 2026 11:00 A.M., EASTERN TIME  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS  The stockholder(s) hereby appoint(s) Pavel Raifeld and Marianne Zhen, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of INNOVIVA, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m., Eastern Time, on May 4, 2026, at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, and any adjournment or postponement thereof.  This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.  Continued and to be signed on reverse side